Annual Report
December 31, 1999

o Emerging Growth
o International Equity
o Income Opportunity
o Value Plus
o Growth & Income
o Balanced
o Bond
o Standby Income

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Touchstone
Family of Funds

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

LETTER FROM THE PRESIDENT

Dear Fellow Touchstone Shareholder:

Thank you for owning a Touchstone fund. We are pleased to provide you with this update of the investment activity and performance of the Touchstone Series Trust for the year ended December 31, 1999.

LOOKING BACK

Shrugging off three interest rate increases implemented by the Federal Reserve Board, all major U.S. equity markets indices finished 1999 in record territory. However, drilling down into the indices reveals widely mixed results. Among large companies, robust advances in a relatively narrow band of technology-related sectors overwhelmed middling returns elsewhere. Mid cap and small cap issues led by technology shares rebounded strongly from the previous year. The leading international equity market index, the MSCI EAFE Index, performed better than the S&P 500 Index for the first time in five years. Fixed income markets meanwhile experienced flat or falling returns. The U.S. fixed income market, in particular, endured one of the worst years in its history.

Movements in the various financial markets came against an extremely positive domestic backdrop of continued high employment, modest inflation, fiscal and monetary restraint and enhanced productivity boosted by advancing technology. As the current economic expansion neared record length, real economic growth remained strong and corporate earnings gains impressive.

THE VALUE OF DIVERSIFICATION

Performance disparities among asset classes, industry sectors and types of stocks are hardly new. Nonetheless, they seldom have been as pronounced as in recent years. Stocks have outperformed bonds dramatically. Technology stocks have outdistanced the rest of the market - even those of new companies with uncertain prospects and no earnings. Large stocks have outperformed small stocks and growth stocks have outperformed value stocks over the past several years.

Despite this recent experience, historical trends show that performance of investment sectors and styles runs in cycles. Traditionally, diversification among asset classes possessing complementary returns has been shown to reduce a portfolio's overall volatility. If market returns eventually revert to their mean, as efficient market theory implies they will, then asset classes and styles that have lagged may be poised to rebound. Now may be an opportune time to review your asset allocation mix in light of the benefits of diversification. As you pursue your wealth-building goals in today's investment world, professional advice is more important than ever. The registered representative who assisted you in the purchase of your Touchstone mutual fund can help you assess your situation and options.

LOOKING AHEAD

Consumer confidence is high entering the new year as the U.S. economy continues to demonstrate vigor. The impact of influences such as widely anticipated interest rate hikes, rising energy prices and a widening U.S. trade deficit remains to be determined in the months ahead. Other factors at work will include a presidential election campaign domestically and generally improving economic conditions abroad.

Regardless of what the future holds, companies that can perform on their own merits will most likely be the ones offering the best opportunities. As they assess the forces that drive the financial markets, our managers will remain steadfastly focused on identifying the opportunities and the companies capable of succeeding in any economic environment. Their overriding goal, as well as ours, is to deliver superior long-term performance across all of our investment options.

Thank you again for the opportunity to work on your behalf. We appreciate your continued confidence in Touchstone and, as always, pledge every effort to continue to merit your trust.



Sincerely,

/s/ Jill T. McGruder

Jill T. McGruder
President and Chief Executive Officer
Touchstone Family of Funds and Variable Annuities

P.S. Please check out our new look and enhanced presence on the web at WWW.TOUCHSTONEFUNDS.COM. We value your comments.
------------------------

THE TOUCHSTONE FAMILY OF FUNDS IS DISTRIBUTED BY TOUCHSTONE SECURITIES, INC.* FOR A PROSPECTUS CONTAINING MORE INFORMATION, INCLUDING ALL FEES AND EXPENSES, CALL 800.669.2796. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.

*MEMBER NASD/SIPC

3

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

TOUCHSTONE EMERGING GROWTH FUND

During the annual period ended December 31, 1999, several factors affected the Touchstone Emerging Growth Fund. After experiencing a difficult period during the third quarter of 1999, the equity markets surged in the fourth quarter to finish the year very strongly. In fact, small cap stocks led the surge, increasing their value by 18% (as measured by the Russell 2000 Index) during the fourth quarter, eclipsing the performance of large cap stocks (as measured by the S&P 500 Index) which were up 15%. Indeed, 1999 marked the first full calendar year that the Russell 2000, the benchmark of the Emerging Growth Fund, outperformed the S&P 500 since 1993, albeit by a very narrow margin (21.3% for the Russell 2000 versus 21.0% for the S&P 500). The Emerging Growth Fund had a 37.5% return in 1999.

As the growth-style manager of the Touchstone Emerging Growth Fund, Westfield Capital Management found that good stock selection and an overweight position in technology, telecommunications and select health care stocks drove performance in 1999. The growth-style portion of the portfolio was underweight in the consumer and financial sectors as many companies in those sectors did not meet the Westfield's minimum earnings growth criteria.

Though the strict valuation discipline eliminated the traditional internet and dot.com companies, the portfolio invested heavily in internet infrastructure stocks. Westfield views business-to-business e-commerce as an attractive sector with outstanding growth prospects. Traditional businesses are developing e-business models and Westfield invested in chip, software, telecommunication and wireless stocks to take advantage of this major shift. In health care, Westfield focused on a select group of outstanding companies in medical devices, biotechnology and genomics.

The value-style manager of the Fund, David L. Babson & Company, reported that 1999 was a very difficult year for those small cap managers with a value discipline. For all of 1999, the Russell 2000 Growth Index was up a very impressive 43%, while the Russell 2000 Value Index was down nearly 2% -- the widest differential in performance ever.

The Value portion of the Touchstone Emerging Growth Fund was hurt by increased weightings in the Materials & Processing and Financial Services sectors - two of the worst performing sectors in the Russell 2000, due to investors' concerns of rising interest rates.

Nevertheless, the Fund did benefit from several investments that delivered strong performance during the year. CommScope, the global leader in manufacturing coaxial cable, saw its stock increase 150% during 1999, and nearly four-fold from our original investment a couple of years ago due to excitement surrounding increased spending by AT&T and other cable companies to upgrade their cable services. Nabors Industries, the leading operator of oil rigs in North America, saw its stock increase 129% during the year due to increased drilling activity by its customers seeking to capitalize on the recent improvements in oil prices. Finally, Scitex, a leading maker of printing equipment, saw its stock increase 43% during the second half of 1999 (+24% for the full year), as the gradual global economic recovery is encouraging the company's overseas customers to begin ordering new equipment again.

While 1999 was a challenging year for the value side of the small cap market, the Touchstone Emerging Growth Fund delivered superior results, demonstrating once again the benefits of having both a value and growth discipline in one fund. Babson and Westfield look forward to continuing to deliver strong performance.

4

  EMERGING GROWTH FUND

GROWTH OF A $10,000 INVESTMENT - Class A Shares

                    Touchstone
                    Emerging              Russell 2000
                    Growth                Index                 CDA/Wiesenberger
                    Fund A                (Major Index)         Small Cap - MF
--------------------------------------------------------------------------------
9/94                9425                  10000                 10000
12/94               9681                  9813                  9950
3/95                10093                 10265                 10512
6/95                10735                 11227                 11450
9/95                11733                 12336                 12785
12/95               11865                 12603                 13072
3/96                12391                 13246                 13917
6/96                12947                 13909                 15025
9/96                12599                 13956                 15319
12/96               13119                 14682                 15758
3/97                12585                 13923                 14745
6/97                14811                 16180                 17262
9/97                17253                 18588                 20184
12/97               17343                 17965                 19162
3/98                18946                 19772                 21254
6/98                18232                 18850                 20421
9/98                14714                 15053                 16072
12/98               17803                 17508                 19081
3/99                17285                 16558                 17905
6/99                20485                 19132                 20706
9/99                20471                 17923                 20121
12/99               25966                 21172                 24981

Average Annual Total Return

One Year          Five Years            Since
Ended             Ended                 Inception
12/31/99          12/31/99              10/3/94
37.5%             20.4%                 20.0%


Cumulative Total Return

Since Inception
10/3/94
159.7%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.


GROWTH OF A $10,000 INVESTMENT - Class C Shares

                Touchstone
                Emerging               Russell 2000
                Growth                 Index                   CDA/Wiesenberger
                Fund C                 (Major Index)           Small Cap - MF
--------------------------------------------------------------------------------
1/99            10000                  10000                   10000
3/99            9701                   9457                    9384
6/99            11472                  10928                   10852
9/99            11442                  10237                   10545
12/99           14486                  12093                   13092


Average Annual Total Return

One Year          Since
Ended             Inception
12/31/99          1/1/99
44.9%             44.9%

Cumulative Total Return

Since Inception
1/1/99
44.9%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.

5

  EMERGING GROWTH FUND

SCHEDULE OF INVESTMENTS


DECEMBER 31, 1999

                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - 97.2%
  AUTOMOTIVE - 0.5%
    9,700  Exide                            $    80,631
--------------------------------------------------------
  BANKING - 1.3%
    6,000  Dime Bancorp                          90,750
    6,200  Golden State Bancorp*                106,950
--------------------------------------------------------
                                                197,700
--------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 1.5%
   14,400  DiMon                                 46,800
    5,200  Ralcorp Holdings*                    103,675
   12,100  Vlasic Foods International*           68,819
--------------------------------------------------------
                                                219,294
--------------------------------------------------------
  BUILDING MATERIALS - 1.6%
   12,100  Dal-Tile International*              122,513
    2,600  Martin Marietta Materials            106,600
--------------------------------------------------------
                                                229,113
--------------------------------------------------------
  COMMERCIAL SERVICES - 18.1%
    9,700  Administaff *                        293,425
   10,800  Applied Analytical Industries*        98,550
    4,700  A.C. Nielson*                        115,738
    6,000  Career Education*                    230,250
    3,900  CDI*                                  94,088
    8,000  DeVry*                               149,000
    8,850  Diamond Technology Partners*         760,541
    4,500  Forrester Research*                  309,938
    2,400  PerkinElmer                          100,050
    9,700  Safety-Kleen*                        109,731
   12,000  Stericycle*                          225,750
    8,100  Unova*                               105,300
    5,400  Wallace Computer Services             89,775
--------------------------------------------------------
                                              2,682,136
--------------------------------------------------------
  COMMUNICATIONS - 12.2%
   11,600  Advanced Fibre Communications*       518,375
    8,000  AudioCodes*                          736,000
    3,200  Ditech Communications*               299,200
    4,000  Powerwave Technologies*              233,500
--------------------------------------------------------
                                              1,787,075
--------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 11.7%
    8,500  CBT Group, ADR*                      284,750
   11,200  Mail.com*                            210,000
   12,600  Natural MicroSystems*                589,838
   10,300  Perot Systems, Class A*              195,700
    4,300  Policy Management System*            109,919
    9,000  Scientific Learning*                 328,500
--------------------------------------------------------
                                              1,718,707
--------------------------------------------------------
  COMPUTERS & INFORMATION - 1.4%
    5,400  Gerber Scientific                    118,463
    5,600  Scitex*                               81,550
--------------------------------------------------------
                                                200,013
--------------------------------------------------------
  ELECTRICAL EQUIPMENT - 1.0%
    9,100  Magnetek*                             69,956
    4,000  Ucar International*                   71,250
--------------------------------------------------------
                                                141,206
--------------------------------------------------------


                                                 Value
   Shares                                      (Note 1)

  ELECTRONICS - 1.1%
    4,100  Dionex*                          $   168,869
--------------------------------------------------------
  ENTERTAINMENT & LEISURE - 2.2%
    7,000  Cinar, Class B*                      171,500
    4,350  SFX Entertainment, Class A*          157,416
--------------------------------------------------------
                                                328,916
--------------------------------------------------------
  FINANCIAL SERVICES - 1.2%
   10,200  First Sierra Financial*              174,675
--------------------------------------------------------
  FOOD RETAILERS - 0.7%
    7,000  Pantry (The)*                         98,875
--------------------------------------------------------
  HEALTH CARE PROVIDERS - 1.4%
    5,000  Syncor International*                145,625
    9,800  Total Renal Care Holdings*            65,538
--------------------------------------------------------
                                                211,163
--------------------------------------------------------
  HEAVY CONSTRUCTION - 0.6%
    9,300  Foster Wheeler                        82,538
--------------------------------------------------------
  HEAVY MACHINERY - 2.7%
    8,900  Helix Technology                     398,831
--------------------------------------------------------
  HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 0.2%
    2,000  LA-Z-Boy Chair                        33,625
--------------------------------------------------------
  HOUSEHOLD PRODUCTS - 0.6%
    3,300  Snap-on                               87,656
--------------------------------------------------------
  INSURANCE - 1.6%
    8,800  HCC Insurance Holdings               116,050
    3,400  HSB Group                            114,963
--------------------------------------------------------
                                                231,013
--------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 6.6%
    8,000  American Tower Systems, Class A*     244,500
    2,800  Central Newspapers, Class A          110,250
    8,400  Hollinger International              108,675
   13,500  Information Holdings*                392,344
    3,600  Lee Enterprises                      114,975
--------------------------------------------------------
                                                970,744
--------------------------------------------------------
  MEDICAL SUPPLIES - 4.2%
    3,200  Arthocare*                           195,200
    5,500  Novoste*                              90,750
    3,000  Roper Industries                     113,438
    9,600  Varian*                              216,000
--------------------------------------------------------
                                                615,388
--------------------------------------------------------
  METALS - 2.0%
    4,100  Belden                                86,100
    3,400  Harsco                               107,950
    5,500  Ryerson Tull                         106,906
--------------------------------------------------------
                                                300,956
--------------------------------------------------------
  OIL & GAS - 7.0%
    2,700  Equitable Resources                   90,113
    3,306  Friede Goldman Halter*                22,935
    6,900  Hanover Compressor*                  260,475
    7,100  Helmerich & Payne                    154,869
    3,700  Nabors Industries*                   114,469
   15,400  Santa Fe Snyder*                     123,200
    9,500  Stolt Comex Seaway*                  105,094
   22,400  Energy Services*                     151,200
--------------------------------------------------------
                                              1,022,355
--------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

6

  EMERGING GROWTH FUND

SCHEDULE OF INVESTMENTS CONTINUED


                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - CONTINUED
  PHARMACEUTICALS - 9.1%
    6,200  Albany Molecular Research*       $   189,100
   10,200  ILEX Oncology*                       246,075
    4,000  Millennium Pharmaceuticals*          488,000
   11,200  Taro Pharmaceutical Industries*      162,400
   13,300  Titan Pharmaceuticals*               252,700
--------------------------------------------------------
                                              1,338,275
--------------------------------------------------------
  REAL ESTATE - 0.6%
    4,000  Prentiss Properties Trust, REIT       84,000
--------------------------------------------------------
  RETAILERS - 3.0%
    7,300  Enesco Group                          80,756
   10,000  Tweeter Home Entertainment Group*    355,000
--------------------------------------------------------
                                                435,756
--------------------------------------------------------
  TEXTILES, CLOTHING & FABRICS - 1.7%
    5,439  Albany International                  84,299
   10,000  Stride Rite                           65,000
    8,200  Unifi*                               100,963
--------------------------------------------------------
                                                250,262
--------------------------------------------------------
  TRANSPORTATION - 1.4%
    9,400  Fritz Companies*                      98,700
    6,400  Yellow*                              107,600
--------------------------------------------------------
                                                206,300
--------------------------------------------------------
TOTAL COMMON STOCKS
(COST $10,753,698)                          $14,296,072
--------------------------------------------------------



                                                 Value
   Shares                                      (Note 1)

WARRANTS - 0.0%
  BANKING - 0.0%
    2,200  Golden State Bancorp*            $     1,925
--------------------------------------------------------
TOTAL WARRANTS
(COST $9,438)                               $     1,925
--------------------------------------------------------
TOTAL INVESTMENTS AT VALUE - 97.2%
(COST $10,763,136) (A)                      $14,297,997
CASH AND OTHER ASSETS
NET OF LIABILITIES -  2.8%                      409,704
--------------------------------------------------------
NET ASSETS - 100.0%                         $14,707,701
--------------------------------------------------------

Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $10,764,988 resulting in gross unrealized appreciation and depreciation of $4,889,804 and $1,356,795, respectively, and net unrealized appreciation of $3,533,009.
ADR - American Depositary Receipt
REIT - Real Estate Investment Trust


The accompanying notes are an integral part of the financial statements.

7

  INTERNATIONAL EQUITY FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

TOUCHSTONE INTERNATIONAL EQUITY FUND

The Touchstone International Equity Fund portfolio finished the year well ahead of its benchmark, the MSCI EAFE Index. While the MSCI EAFE Index ended 1999 with a 27.3% return, the International Equity Fund had a 31.4% return. According to the manager of the Touchstone International Equity Fund, Credit Suisse Asset Management, performance lagged in the first quarter because the Fund was underweight in Japan and the manager was too defensive in investing in European and Japanese stocks. Performance was strong in the second half of the year due to the positive impact of regional allocations and stock selections.

In Japan, the economic recovery appeared to gather momentum in the second half of 1999 and corporate restructuring activity remained strong. During this period, Credit Suisse moved from a benchmark neutral weight to overweight. The most prominent Japanese sector overweights were in consumer finance and telecommunications as well as an exposure to smaller companies in consumer and technology related businesses. These decisions helped performance.

In Continental Europe, Credit Suisse moved from a slight underweight to an over weight position during the fourth quarter in the midst of a favorable economic environment, strong mergers and acquisition activity and a benign inflation outlook. The Fund's overweights in Finland and France proved especially beneficial due to large holdings in technology/telecommunications names like Nokia and ST Microelectronics.

Elsewhere, regional allocations and stock selection also boosted performance. The Fund was underweight in the U.K. because Credit Suisse believed there was a likelihood of further rate increases by the Bank of England. This underweight had a positive impact on performance as did stock selection in the U.K. which emphasized companies such as GEC Marconi, an old defense company in the process of reinventing itself as a telecommunications equipment manufacturer, and BP Amoco, the global oil and gas giant.

Finally, the Fund's modest allocation to the Emerging Markets also had a positive impact on performance; particularly in Brazil, Mexico, Korea, and Taiwan -- those countries poised to benefit most from a pick-up in global growth and rebound in commodity prices.

8

  INTERNATIONAL EQUITY FUND

GROWTH OF A $10,000 INVESTMENT - Class A Shares

                 Touchstone                  MSCI               CDA/Wiesenberger
                 International               EAFE               Non-US
                 Equity Fund A               Index              Equity - MF
--------------------------------------------------------------------------------
9/94             9425                        10000              10000
12/94            8596                        9905               9452
3/95             8256                        10097              9153
6/95             8615                        10178              9585
9/95             9001                        10611              10007
12/95            9050                        11049              10114
3/96             9598                        11377              10648
6/96             9806                        11565              11047
9/96             9731                        11559              10952
12/96            10101                       11752              11317
3/97             10253                       11576              11455
6/97             11479                       13087              12691
9/97             12011                       13003              12549
12/97            11674                       11994              11089
3/98             13638                       13767              12443
6/98             14375                       13923              11847
9/98             12411                       11952              10061
12/98            14002                       14432              11763
3/99             13763                       14643              12085
6/99             14241                       15025              13358
9/99             15088                       15695              13705
12/99            19532                       18372              17396


Average Annual Total Return

One Year          Five Years            Since
Ended             Ended                 Inception
12/31/99          12/31/99              10/3/94
31.4%             16.4%                 13.6%


Cumulative Total Return

Since Inception
10/3/94
95.3%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.

GROWTH OF A $10,000 INVESTMENT - Class C Shares

               Touchstone              MSCI                   CDA/Wiesenberger
               International           EAFE                   Non-US
               Equity Fund A           Index                  Equity - MF
------------------------------------------------------------------------------
1/99           10000                   10000                  10000
3/99           9808                    10146                  10273
6/99           10136                   10411                  11355
9/99           10711                   10875                  11651
12/99          13844                   12730                  14788


Average Annual Total Return

One Year          Since
Ended             Inception
12/31/99          1/1/99
38.4%             38.4%


Cumulative Total Return

Since Inception
1/1/99
38.4%


Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.

9

  INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS


DECEMBER 31, 1999



                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - 98.2%
  AUSTRALIA - 0.0%
       60  Southcorp                        $       211
-------------------------------------------------------
  BRAZIL - 1.6%
    1,700  Petroleo Brasileiro, ADR              43,602
    1,584  Telecomunicacoes Brasileiras
           (Telebras), ADR                      203,544
-------------------------------------------------------
                                                247,146
-------------------------------------------------------
  CHINA - 0.3%
      525  China Steel, 144A, ADR                 7,770
    4,400  China Telecom*                        27,509
      100  China Telecom, ADR*                   12,856
-------------------------------------------------------
                                                 48,135
-------------------------------------------------------
  FINLAND - 3.8%
    2,545  Nokia Oyj                            461,834
    3,113  UPM-Kymmene                          125,535
-------------------------------------------------------
                                                587,369
-------------------------------------------------------
  FRANCE - 13.4%
    1,037  Alcatel Alsthom                      238,363
    2,439  Alstom                                81,389
        5  Aventis                                  291
    1,216  AXA                                  169,666
    2,412  Banque Nationale de Paris            222,740
    1,089  Carrefour Supermarche                201,021
    3,651  Credit Lyonnais*                     167,106
      573  Groupe Danone                        135,175
      661  Pinault-Printemps-Redoute            174,593
    2,458  Renault                              118,599
    1,800  Scor                                  79,483
    2,202  Total Fina, Class B                  294,143
    2,125  Vivendi                              192,059
-------------------------------------------------------
                                              2,074,628
-------------------------------------------------------
  GERMANY - 11.1%
      504  Allianz Holdings                     169,454
    2,244  BASF                                 115,377
    3,611  Deutsche Bank                        305,250
    1,667  Dresdner Bank                         90,500
    1,767  Mannesmann                           426,646
      569  Muenchener
           Rueckversicherungs-Gasellschaft      144,442
    2,364  Preussag                             131,795
      213  SAP                                  104,147
    1,154  Siemens                              146,938
    1,791  Veba                                  87,120
-------------------------------------------------------
                                              1,721,669
-------------------------------------------------------
  GREAT BRITAIN - 9.5%
   22,984  BP Amoco                             231,661
    4,566  British Aerospace                     30,014
    5,990  British Telecommunications           143,351
    5,113  Glaxo Wellcome                       145,011
   11,460  J Sainsbury                           65,707
   17,600  Legal & General Group                 47,936
    8,880  Lloyds TSB Group                     110,291
   10,650  Marconi                              188,942
    4,330  Peninsular and Oriental
           Steam Navigation                      72,206
    4,020  Reuters Group                         55,837


                                                 Value
   Shares                                      (Note 1)

  GREAT BRITAIN - CONTINUED
    7,100  Shell Transport & Trading        $    59,200
   11,013  SmithKline Beecham                   140,340
    2,238  South African Breweries               22,780
        1  Unilever                                   7
   33,740  Vodafone Group                       166,222
-------------------------------------------------------
                                              1,479,505
-------------------------------------------------------
  GREECE - 0.2%
      141  Alpha Credit Bank                     11,050
      140  Intracom                               6,414
      600  National Bank of Greece, GDR           8,438
-------------------------------------------------------
                                                 25,902
-------------------------------------------------------
  HONG KONG - 0.0%
       53  Hang Seng Bank                           605
-------------------------------------------------------
  INDIA - 0.4%
      700  Larsen & Toubro, GDR                  23,275
    1,400  State Bank of India, GDR              14,461
    1,000  Videsh Sanchar Nigam, GDR             20,785
-------------------------------------------------------
                                                 58,521
-------------------------------------------------------
  ITALY - 4.0%
    4,233  Assicurazione Generali               140,571
    7,610  Concessioni e Costruzioni
           Autostrade*                           51,801
   21,403  ENI                                  117,446
    7,503  Istituto Bancario
           San Paolo di Torino                  101,768
   23,500  Istituto Nazionale
           delle Assicurazioni                   62,593
   39,197  Tecnost*                             147,871
-------------------------------------------------------
                                                622,050
-------------------------------------------------------
  JAPAN - 34.1%
      300  Advantest                             79,233
    2,000  Alps Electric                         30,500
    6,600  Bank of Tokyo                         91,934
    1,000  Bridgestone                           22,009
    1,000  Canon                                 39,714
    4,000  Daikin Industries                     54,387
    6,000  Daiwa Securities                      93,847
      200  Don Quijote                           31,302
    1,200  Fanuc                                152,714
   10,000  Fuji Bank Limited (The)               97,134
      620  Fuji Soft ABC                         48,518
        4  Fuji Television Network               54,778
    1,000  Fujisawa Pharmaceutical               24,259
    2,000  Fujitsu                               91,167
    4,000  Fukuyama Transporting                 28,759
    3,600  Hitachi Credit                        73,071
    1,000  Hitachi Maxell                        29,443
    3,000  House Foods                           45,486
    3,000  Industrial Bank of Japan              28,905
    1,400  ITO Yokado                           152,010
    3,000  Kaneka                                38,355
    2,000  Kao                                   57,028
    1,000  Kirin Brewery                         10,516
   20,000  Kubota                                76,494
    1,600  Kyocera                              414,751
    3,000  Matsushita Electric                   83,048
    3,000  Minebea                               51,443


The accompanying notes are an integral part of the financial statements.

10

  INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS CONTINUED



                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - CONTINUED
  JAPAN - CONTINUED
    7,000  Mitsubishi                       $    54,025
    8,900  Mitsui Chemicals                      71,649
    1,000  Mitsumi Electric                      31,302
    2,000  Mori Seiki                            26,802
    3,000  NEC                                   71,457
      100  NIDEC                                 29,248
    3,000  Nikko Securities Co. (The)            37,944
      500  Nintendo                              82,314
    3,000  Nippon Meat Packers                   38,883
       17  Nippon Telegraph & Telephone         291,010
    3,000  Nomura Securities                     54,143
        4  NTT Data                              91,950
        2  NTT Mobile Communication
           Network                               76,885
      700  Orix                                 157,625
      300  Rohm Company                         123,251
   17,000  Sakura Bank                           98,445
    5,000  Sanwa Bank (The)                      60,794
    1,000  Secom                                110,046
    4,000  Sekisui House                         35,410
    1,000  Seven-Eleven Japan                   158,466
    2,000  Sharp                                 51,159
    2,000  Shin-Etsu Chemical                    86,080
       73  Softbank                              69,837
      875  Sony                                 259,342
    3,000  Sumitomo Bank                         41,054
    8,000  Sumitomo Chemical                     37,562
    4,000  Sumitomo Marine & Fire
           Insurance Co. (The)                   24,650
    7,000  Sumitomo Realty & Development         23,281
   10,000  Sumitomo Trust & Banking              67,495
    1,000  Taisho Pharmaceutical                 29,346
    1,000  Taiyo Yuden                           59,278
    1,000  Takeda Chemical Industries            49,398
      500  TDK                                   69,011
    4,000  Tokyo Broadcasting System            135,381
    1,000  Tokyo Electron                       136,946
    2,000  Tostem                                35,899
    5,000  Toyota Motor                         242,101
      500  WORLD                                 61,137
    1,000  Yamanouchi Pharmaceutical             34,921
    2,000  Yamato Transport                      77,472
-------------------------------------------------------
                                              5,293,804
-------------------------------------------------------
  MEXICO - 0.9%
      830  Cemex SA de CV, ADR*                  23,136
      400  Grupo Televisa, GDR*                  27,300
      850  Telefonos de Mexico, Class L, ADR     95,625
-------------------------------------------------------
                                                146,061
-------------------------------------------------------
  NETHERLANDS - 7.3%
    1,821  Akzo Nobel                            91,425
    1,402  Equant*                              159,293
    2,595  Fortis                                93,527
    2,950  ING Groep                            178,264


                                                 Value
   Shares                                      (Note 1)

  NETHERLANDS - CONTINUED
    1,684  Koninklijke (Royal)
           Philips Electronics              $   229,193
    1,928  STMicroelectronics                   296,999
    1,580  Verenigde Nederlandse                 83,116
-------------------------------------------------------
                                              1,131,817
-------------------------------------------------------
  PORTUGAL - 1.2%
   16,560  Portugal Telecom                     181,808
      134  PT Multimedia - Servicos de
           Telecomunicaceous e Multimedia
           SGPS*                                  7,629
-------------------------------------------------------
                                                189,437
-------------------------------------------------------
  SOUTH AFRICA - 0.1%
    4,200  Standard Bank Investment Corp.        17,449
-------------------------------------------------------
  SOUTH KOREA - 0.8%
    2,100  Korea Electric Power, ADR             35,175
      700  Korea Telecom, ADR                    52,325
      657  Pohang Iron & Steel                   22,995
       74  Samsung Electronics, 144A, GDR         9,047
-------------------------------------------------------
                                                119,542
-------------------------------------------------------
  SPAIN - 3.2%
   11,070  Banco Santander Central Hispano      125,441
   14,554  Telefonica                           363,881
-------------------------------------------------------
                                                489,322
-------------------------------------------------------
  SWEDEN - 1.4%
    2,486  Ericsson                             160,113
    2,048  Skandia Forsakrings                   61,973
-------------------------------------------------------
                                                222,086
-------------------------------------------------------
  SWITZERLAND - 4.3%
      873  ABB                                  106,828
       88  Novartis                             129,277
       14  Roche Holding                        166,258
      518  Union Bank of Switzerland            139,956
      223  Zurich Allied                        127,228
-------------------------------------------------------
                                                669,547
-------------------------------------------------------
  TAIWAN - 0.6%
    2,164  Taiwan Semiconductor
           Manufacturing, ADR                    97,380
-------------------------------------------------------
TOTAL COMMON STOCKS
(COST $11,645,725)                          $15,242,186
-------------------------------------------------------
INVESTMENT TRUST - 0.2%
  TAIWAN - 0.2%
      190  Morgan Stanley Taiwan OPALS,
           Series B, 144A (b)                    27,509
-------------------------------------------------------
TOTAL INVESTMENT TRUST
(COST $23,708)                              $    27,509
-------------------------------------------------------
PREFERRED STOCKS - 0.8%
  GERMANY - 0.8%
      202  SAP                                  121,780
-------------------------------------------------------
TOTAL PREFERRED STOCKS
(COST $84,148)                              $   121,780
-------------------------------------------------------
WARRANTS - 0.0%
  FRANCE - 0.0%
      390  Banque Nationale de Paris              1,801
-------------------------------------------------------
TOTAL WARRANTS (COST $0)                    $     1,801
-------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

11

  INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS CONTINUED



  Principal                Interest Maturity     Value
   Amount                    Rate     Date     (Note 1)

CORPORATE BONDS - 0.0%
  GREAT BRITAIN - 0.0%
$   1,442  British Aerospace 7.45% 11/30/03 $        23
-------------------------------------------------------
TOTAL CORPORATE BONDS
(COST $32)                                  $        23
-------------------------------------------------------
TOTAL INVESTMENTS AT VALUE - 99.2%
(COST $11,753,613) (A)                      $15,393,299
CASH AND OTHER ASSETS
NET OF LIABILITIES -  0.8%                      124,868
-------------------------------------------------------
NET ASSETS - 100.0%                         $15,518,167
-------------------------------------------------------

Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $11,837,296, resulting in gross unrealized appreciation and depreciation of $3,925,294 and $369,291, respectively, and net unrealized appreciation of $3,556,003.
(b)  Board valued security
144A - Security exempt from registration under Rule 144A of Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, these securities were valued at $44,326, or 0.3% of net assets.
ADR - American Depositary Receipt
GDR - Global Depositary Receipt
OPALS - Optimised Portfolios As Listed Securities


Industry sector diversification of the International Equity Fund's investments as a percentage of net assets as of December 31, 1999 was as follows:

  Industry                                       Percentage
   Sector                                        Net Assets

Banking                                              12.77%
Communications                                        9.60%
Electronics                                           8.58%
Telephone Systems                                     8.31%
Electrical Equipment                                  7.88%
Insurance                                             5.41%
Heavy Machinery                                       5.14%
Oil & Gas                                             4.81%
Pharmaceuticals                                       4.63%
Retailers                                             4.62%
Commercial Services                                   4.45%
Financial Services                                    3.60%
Chemicals                                             3.35%
Computer Software & Processing                        2.46%
Transportation                                        2.33%
Automotive                                            2.32%
Media - Broadcasting & Publishing                     1.94%
Beverages, Food & Tobacco                             1.63%
Multiple Utilities                                    1.47%
Forest Products & Paper                               0.81%
Entertainment & Leisure                               0.53%
Metals                                                0.43%
Food Retailers                                        0.42%
Textiles, Clothing & Fabrics                          0.39%
Construction                                          0.23%
Electric Utilities                                    0.23%
Aerospace & Defense                                   0.19%
Computers & Information                               0.19%
Miscellaneous                                         0.18%
Real Estate                                           0.15%
Building Materials                                    0.15%
Containers & Packaging                                0.00%
Other assets in excess of liabilities                 0.80%
-----------------------------------------------------------
                                                    100.00%
-----------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

12

  INCOME OPPORTUNITY FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

TOUCHSTONE INCOME OPPORTUNITY FUND

For the twelve months ended December 31, 1999, the Touchstone Income Opportunity Fund underperformed the index. The Fund's benchmark was the Lehman Brothers Corporate Bond Index, which produced a return of (2.1%). The Income Opportunity Fund had a (3.6%) return in 1999.

Emerging assets, however, closed the year on a very strong note with the JP Morgan Emerging Market Bond Plus Mutual Fund Index returning 5.41% in December, bringing the year-to-date gain to 25.97%. At the end of the year, the emerging market percentage was 40% of the Fund. The manager of the Touchstone Income Opportunity Fund, Alliance Capital Management, moved the emphasis of the portfolio in 1999 from corporate assets to sovereign debt because they believe that sovereign debt will outperform corporate debt due to its greater liquidity. During the second half of the year, Alliance increased the weighting in Russia by about 1.25%, which proved to be positive for the Fund. Russian debt was the outperforming asset for both the month of December and the year, returning 14.84% and 165.70% respectively. The Income Opportunity Fund also continued to hold a large position in Mexico, which was upgraded this year by Moody's to Ba1, one notch below investment grade, and performed well, returning 15.30% for the year.

Alliance reduced the position in emerging market corporates from about 10% to roughly 5.7%. Two defaulted positions, FSW International and NTS Steel, were sold. During the second half of the year, Alliance also elected to sell the position in Paging Network Brazil. The company, located in Brazil, had been negatively impacted by the devaluation of the Brazilian currency and the decreasing demand for paging services due to the popularity of cellular phones.

The high yield market is completing its second straight year of low single-digit returns. The Merrill Lynch High Yield Index returned 1.573% for the year. This is the first occurrence in the history of the high yield market of sub-coupon returns in a non-recessionary economic environment. Alliance believes this poor performance is a function of significant spread widening brought about by reduced liquidity following the global dislocation of 1998 (i.e., Asia, Russia, Brazil) and a persistently rising high yield default rate. According to Moody's, defaults are currently averaging about 6%. During the second half of the year, Alliance began to actively reduce exposure to possible problem/restructuring scenarios when credit fundamentals suggested that it was warranted and market prices repre sented fair value. Alliance elected to sell several assets including Aqua Chem, Eagle Geophysical, Orion Network and TVN Entertainment. These securities were sold due to credit concerns and Alliance's belief that the money could be invested in better performing assets. During the month of December, two other assets posted large price declines due to poor operating performance. These securities include Pen Tab and Republic Technologies. Pen Tab was downgraded in early December to Caa2 by Moody's due to their weaker than expected operating performance and heightened liquidity concerns. There has been little support from the underwriter and the bonds moved down in price from the mid 80s to $25.00.

Another security in the portfolio which posted a price decline was Republic Technologies. The company missed earnings expectations and the bonds rapidly declined in price from the low 90s to its year end price of $65.00.

Alliance has been in contact with both the company and sponsor, and continues to hold the security, believing it will improve.

13

  INCOME OPPORTUNITY FUND


In general for the high yield market, primary activity slowed during 1999 from 1998 levels, although $94.7 billion in new issues came to market. Media and telecommunications continued to be the dominant suppliers of new issuance, accounting for 69.6% ($12.1 billion of $17.4 billion issued) of the supply in the fourth quarter. One big change in the high yield market this year was the lack of demand from mutual funds, which saw redemptions for most of the year. This has left structured products, insurance, pension, and crossover accounts as the major participants in the market, which has in turn led to lower trading volumes and reduced demand for new issuance.



                Touchstone                  Lehman Brothers
                Income                      Corporate                     CDA/Wiesenberger             CDA/Wiesenberger
                Opportunity                 Bond Index                    International                Corporate High Yield
                Fund A                      (Major Index)                 Bond Average - MF            Average - MF

---------------------------------------------------------------------------------------------------------------------------
9/94            9525                        10000                         10000                        10000
12/94           8838                        10043                         9881                         9155
3/95            8357                        10638                         10316                        7945
6/95            9708                        11429                         10650                        9305
9/95            10334                       11699                         11180                        9834
12/95           10888                       12277                         11515                        10643
3/96            11474                       11960                         11811                        11072
6/96            12149                       12014                         12036                        12215
9/96            13125                       12254                         12582                        13736
12/96           13791                       12681                         13030                        14770
3/97            14037                       12553                         13103                        15060
6/97            14953                       13070                         13764                        16479
9/97            15718                       13582                         14483                        17368
12/97           15100                       13978                         14674                        16421
3/98            15843                       14193                         15263                        17217
6/98            15149                       14548                         15304                        15861
9/98            12650                       15077                         14209                        11357
12/98           13089                       15168                         14567                        12685
3/99            13126                       15028                         14926                        13268
6/99            13116                       14790                         14992                        14032
9/99            12915                       14846                         14753                        14069
12/99           13240                       14843                         15085                        15789


Average Annual Total Return

One Year          Five Years            Since
Ended             Ended                 Inception
12/31/99          12/31/99              10/3/94
(3.6%)            7.4%                  5.5%


Cumulative Total Return

Since Inception
10/3/94
32.4%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.

14

  INCOME OPPORTUNITY FUND

GROWTH OF A $10,000 INVESTMENT - Class C Shares


                Touchstone                  Lehman Brothers
                Income                      Corporate                     CDA/Wiesenberger             CDA/Wiesenberger
                Opportunity                 Bond Index                    International                Corporate High Yield
                Fund A                      (Major Index)                 Bond Average - MF            Average - MF
---------------------------------------------------------------------------------------------------------------------------
1/99            10000                       10000                         10000                        10000
3/99            10022                       9951                          10246                        10460
6/99            9993                        9794                          10292                        11062
9/99            9829                        9831                          10128                        11091
12/99           10049                       9829                          10356                        12447


Average Annual Total Return

One Year          Since
Ended             Inception
12/31/99          1/1/99
0.5%              0.5%


Cumulative Total Return

Since Inception
1/1/99
0.5%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.

15

  INCOME OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS
                                      DECEMBER 31, 1999

  Principal              Interest  Maturity      Value
   Amount                  Rate      Date      (Note 1)

CORPORATE BONDS - 60.4%
  AUTOMOTIVE - 5.9%
$250,000   Sonic Automotive,
           Series B         11.00% 08/01/08  $  247,500
 250,000   Tenneco
           Automotive,
           144A            11.625% 10/15/09     255,000
-------------------------------------------------------
                                                502,500
-------------------------------------------------------
  COMMERCIAL SERVICES - 4.0%
 250,000   Building One
           Services         10.50% 05/01/09     240,000
 200,000   Dialog, Series A,
           Yankee Dollar    11.00% 11/15/07      96,000
-------------------------------------------------------
                                                336,000
-------------------------------------------------------
  COMMUNICATIONS - 14.7%
 250,000   Netia Holdings,
           Series B, 144A  13.125% 06/15/09     257,500
 250,000   Nextel
           Communications,
           144A             9.375% 11/15/09     245,000
 250,000   Northeast Optic
           Network          12.75% 08/15/08     267,500
 200,000   Turkcell, 144A   12.75% 08/01/05     207,250
           United Pan-Europe
           Communications,
           144A             11.25% 11/01/09     256,563
-------------------------------------------------------
                                              1,233,813
-------------------------------------------------------
  ENTERTAINMENT & LEISURE - 3.0%
 250,000   Bell Sports,
           Series B         11.00% 08/15/08     250,000
-------------------------------------------------------
  HEALTH CARE PROVIDERS - 3.1%
 250,000   LifePoint Hospitals
           Holdings,
           Series B         10.75% 05/15/09     258,750
-------------------------------------------------------
  HEAVY MACHINERY - 5.7%
 250,000   Generac Portable
           Products         11.25% 07/01/06     255,000
 250,000   Pentacon,
           Series B         12.25% 04/01/09     225,000
-------------------------------------------------------
                                                480,000
-------------------------------------------------------
  INDUSTRIAL - DIVERSIFIED - 0.7%
 250,000   Pen-Tab Industries,
           Series B        10.875% 02/01/07      62,500
-------------------------------------------------------
  MEDICAL SUPPLIES - 3.7%
 300,000   Kelso & Company,
           144A             12.75% 10/01/09     310,500
-------------------------------------------------------
  METALS - 2.0%
 250,000   Republic Technologies
           International,
           144A             13.75% 07/15/09     165,000
-------------------------------------------------------

  Principal              Interest  Maturity      Value
   Amount                  Rate      Date      (Note 1)

  OIL & GAS - 6.1%
$250,000   EOTT Energy
           Partners         11.00% 10/01/09  $  258,750
 250,000   Western Gas
           Resources        10.00% 06/15/09     256,250
-------------------------------------------------------
                                                515,000
-------------------------------------------------------
  TELEPHONE SYSTEMS - 11.5%
  250,000  Exodus
           Communications,
           144A             10.75% 12/15/09     254,375
  200,000  Global Crossing
           Holdings, 144A   9.125% 11/15/06     197,750
 250,000   Metromedia
           Fiber Network    10.00% 12/15/09     256,250
 250,000   Worldwide
           Fiber, 144A      12.00% 08/01/09     257,500
-------------------------------------------------------
                                                965,875
-------------------------------------------------------
TOTAL CORPORATE BONDS
(COST $5,351,893)                            $5,079,938
-------------------------------------------------------
SOVEREIGN GOVERNMENT OBLIGATIONS - 34.9%
  ARGENTINA - 1.9%
 176,000   Republic of
           Argentina,
           Brady Bond (b)   6.813% 03/31/05 $   159,157
-------------------------------------------------------
  BRAZIL - 5.8%
 300,000   Republic
           of Brazil       11.625% 04/15/04     300,000
 250,000   Republic of Brazil,
           Brady Bond (b)   6.938% 04/15/24     189,688
-------------------------------------------------------
                                                489,688
-------------------------------------------------------
  BULGARIA - 3.3%
 350,000   Government
           of Bulgaria,
           Brady Bond,
           IAB, PDI (b)      6.50% 07/28/11     276,063
-------------------------------------------------------
  COLOMBIA - 2.8%
 250,000   Republic of
           Colombia          9.75% 04/23/09     232,500
-------------------------------------------------------
  MEXICO - 6.2%
 500,000   United Mexican
           States          10.375% 02/17/09     532,498
-------------------------------------------------------
  MOROCCO - 2.7%
 250,000   Kingdom of
           Morocco,
           Series A (b)     6.844% 01/01/09     225,625
-------------------------------------------------------
  PERU - 1.8%
 250,000   Republic of Peru,
           Brady Bond,
           FLIRB (b)         3.75% 03/07/17     154,688
-------------------------------------------------------
  PHILIPPINE ISLANDS - 2.4%
 200,000   Republic of
           Philippines      9.875% 01/15/19     197,750
-------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

16

  INCOME OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS CONTINUED



  Principal              Interest  Maturity      Value
   Amount                  Rate      Date      (Note 1)

SOVEREIGN GOVERNMENT OBLIGATIONS - CONTINUED
  RUSSIA - 2.8%
$400,000   Russian Federation,
           Euro-Dollar       8.75% 07/24/05  $  237,000
-------------------------------------------------------
  TURKEY - 3.2%
 250,000   Republic of
           Turkey          12.375% 06/15/09     268,125
-------------------------------------------------------
  VENEZUELA - 2.0%
 250,000   Venezuela         9.25% 09/15/27     165,000
-------------------------------------------------------
TOTAL SOVEREIGN GOVERNMENT OBLIGATIONS
(COST $2,711,508)                            $2,938,094
-------------------------------------------------------

                                                 Value
    Units                                      (Notes 1)

WARRANTS - 0.1%
  COMMUNICATIONS - 0.0%
     400   Paging do Brazil,
           Class B, 144A*                    $        0
-------------------------------------------------------
  NIGERIA - 0.0%
     250   Central Bank of Nigeria*                   0
-------------------------------------------------------
  TELEPHONE SYSTEMS - 0.1%
   3,375   Conecel Holdings*                          0
     200   Primus Telecommunications*             5,000
-------------------------------------------------------
                                                  5,000
-------------------------------------------------------
TOTAL WARRANTS
(COST $0)                                    $    5,000
-------------------------------------------------------
TOTAL INVESTMENTS AT VALUE - 95.4%
(COST $8,063,401) (A)                        $8,023,032
CASH AND OTHER ASSETS
NET OF LIABILITIES -  4.6%                      383,116
-------------------------------------------------------
NET ASSETS - 100.0%                          $8,406,148
-------------------------------------------------------


Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $8,072,399, resulting in gross unrealized appreciation and depreciation of $355,986 and $405,353 respectively, and net unrealized depreciation of $49,367.
(b) Interest rate shown reflects current rate on instrument with variable or floating rates.
144A - Security exempt from registration under Rule 144A of Securities Act of
       1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, these securities were valued at $2,406,438, or 28.6% of net assets.
Brady Bond - U.S. dollar denominated bonds of developing countries that were exchanged, in a restructuring, for commercial bank loans in default. The bonds are collateralized by U.S. Treasury zero-coupon bonds to ensure principal.
Euro-Dollar - Bonds issued offshore that pay interest and principal in U.S.
              dollars.
FLIRB - Front-Load Interest Reduction Bonds
IAB - Interest Arrears Bonds
PDI - Past Due Interest Bonds
Yankee Dollar - U.S. dollar denominated bonds issued by non-U.S. companies in the U.S.


The accompanying notes are an integral part of the financial statements.

17

  VALUE PLUS FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

TOUCHSTONE VALUE PLUS FUND

Fort Washington Investment Advisors, the manager of the Touchstone Value Plus Fund, and a disciplined value manager, uses the S&P/Barra Value Index as their style benchmark. The S&P Barra Value Index had a 12.0% return in 1999, compared to 8.8% for the Value Plus Fund. Fort Washington states that they were in the top-performing quartile of large value equity managers for 1999.

The U.S. stock market finished 1999 with a flourish to record another big year. Despite the protestations of countless naysayers, stocks recorded their fifth straight year of twenty plus percent returns, as measured by the S&P 500 Index. Yet once again this performance was concentrated in a relative handful of large capitalization, mostly technology stocks. The market's "underbelly" is very soft; since April 1998, 70% of the roughly 6,000 U.S. common stocks are down in price. In fact, over one half of the stocks in the S&P 500 Index had a negative absolute return for 1999.

As most of the biggest gains in last year's stock market were in technology stocks, the Touchstone Value Plus Fund, due to its diversification, had returns less than those of the S&P 500 Index. Less than a quarter of the portfolio was invested in computer-related and electronics stocks, so the Fund wasn't as strongly impacted by the tremendous increase in technology stocks.

The best performing sectors in the portfolio for the last quarter were Consumer Staples and Communication Services. Leading the performance in these sectors were Sysco and Frontier Corp (now Global Crossings). Other notable performers in the quarter were Nortel Networks and Amgen. Consumer Cyclicals was the worst performing sector with Stewart Enterprises showing the worst underperformance.


GROWTH OF A $10,000 INVESTMENT - Class A Shares


                Touchstone                  S&P 500                       S&P/Barra                    Wilshire Large
                Value Plus                  Index                         Value Index                  Cap Value
                Fund A                      (Major Index)                 (Minor Index)                (Minor Index)
---------------------------------------------------------------------------------------------------------------------
5/98            9525                        10000                         10000                        10000
6/98            9303                        10227                         9934                         9968
9/98            8134                        9210                          8651                         8853
12/98           9829                        11171                         10159                        10075
3/99            10208                       11571                         10449                        10073
6/99            11001                       12347                         11577                        10862
9/99            10046                       11538                         10509                        9771
12/99           11354                       13216                         11379                        10433


Average Annual Total Return

One Year          Since
Ended             Inception
12/31/99          5/1/98
8.8%              7.9%


Cumulative Total Return

Since Inception
5/1/98
13.5%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.

18

  VALUE PLUS FUND

GROWTH OF A $10,000 INVESTMENT - Class C Shares

                Touchstone                  S&P 500                       S&P/Barra                    Wilshire Large
                Value Plus                  Index                         Value Index                  Cap Value
                Fund C                      (Major Index)                 (Minor Index)                (Minor Index)
---------------------------------------------------------------------------------------------------------------------
1/99            10000                       10000                         10000                        10000
3/99            10331                       10500                         10282                        9998
6/99            11111                       11240                         11395                        10781
9/99            10127                       10537                         10344                        9698
12/99           11424                       12105                         11201                        10355


Average Annual Total Return

One Year          Since
Ended             Inception
12/31/99          1/1/99
14.2%             14.2%


Cumulative Total Return

Since Inception
1/1/99
14.2%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.

19

  VALUE PLUS FUND

SCHEDULE OF INVESTMENTS
                                      DECEMBER 31, 1999



                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - 96.7%
  ADVERTISING - 2.2%
   12,100  Interpublic Group of
           Companies (The)                  $   698,019
-------------------------------------------------------
  AEROSPACE & DEFENSE - 2.1%
   11,800  Honeywell International              680,713
-------------------------------------------------------
  AUTOMOTIVE - 1.7%
   13,000  Magna International, Class A         550,875
-------------------------------------------------------
  BANKING - 3.2%
   13,706  Bank One                             439,449
    4,000  Chase Manhattan                      310,750
   16,500  North Fork Bancorporation            288,750
-------------------------------------------------------
                                              1,038,949
-------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 3.8%
   15,800  McCormick & Company                  470,050
   21,200  Pepsico                              747,300
-------------------------------------------------------
                                              1,217,350
-------------------------------------------------------
  COMMUNICATIONS - 3.5%
   11,200  Nortel Networks                    1,131,200
-------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 8.5%
   29,500  Ceridian*                            636,094
    9,400  Computer Associates
           International                        657,413
   32,100  Compuware*                         1,195,716
    5,400  First Data                           266,288
-------------------------------------------------------
                                              2,755,511
-------------------------------------------------------
  COMPUTERS & INFORMATION - 9.2%
    6,400  Hewlett-Packard                      729,200
    6,700  International Business Machines      723,600
   10,200  Lexmark International Group,
           Class A*                             923,100
    8,200  Sun Microsystems*                    634,988
-------------------------------------------------------
                                              3,010,888
-------------------------------------------------------
  ELECTRIC UTILITIES - 1.6%
   16,600  CMS Energy                           517,713
-------------------------------------------------------
  ELECTRICAL EQUIPMENT - 0.7%
    6,600  Thomas & Betts                       210,375
-------------------------------------------------------
  ELECTRONICS - 2.1%
    8,200  Intel                                674,963
-------------------------------------------------------
  FINANCIAL SERVICES - 7.1%
   14,550  Citigroup                            808,434
    5,600  Federal Home Loan Mortgage
           Corporation                          263,550
   11,600  Federal National Mortgage
           Association                          724,275
   11,500  SLM Holding                          485,875
-------------------------------------------------------
                                              2,282,134
-------------------------------------------------------
  FOOD RETAILERS - 1.4%
   13,860  Albertson's                          446,985
-------------------------------------------------------




                                                 Value
   Shares                                      (Note 1)

  FOREST PRODUCTS & PAPER - 5.4%
   16,400  Kimberly-Clark                   $ 1,070,100
   15,700  Mead                                 681,969
-------------------------------------------------------
                                              1,752,069
-------------------------------------------------------
  HEALTH CARE PROVIDERS - 1.3%
   26,400  Manor Care*                          422,400
-------------------------------------------------------
  HEAVY MACHINERY - 2.9%
    3,300  Applied Materials*                   418,069
    9,400  Ingersoll-Rand                       517,588
-------------------------------------------------------
                                                935,657
-------------------------------------------------------
  HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 2.0%
    4,200  General Electric                     649,950
-------------------------------------------------------
  INSURANCE - 4.6%
    5,000  Aetna                                279,063
   18,600  AXA Financial                        630,075
   14,800  Reliastar Financial                  579,975
-------------------------------------------------------
                                              1,489,113
-------------------------------------------------------
  MEDICAL SUPPLIES - 2.2%
    4,500  Baxter International                 282,656
   16,300  Becton Dickinson & Company           436,025
-------------------------------------------------------
                                                718,681
-------------------------------------------------------
  METALS - 1.9%
   24,000  Masco                                609,000
-------------------------------------------------------
  OIL & GAS - 7.8%
   22,800  Conoco, Class A                      564,300
    7,857  Exxon Mobil                          632,980
    7,900  Schlumberger                         444,375
   17,300  Tosco                                470,344
    1,529  Transocean Sedco Forex                51,523
   11,500  Williams Companies (The)             351,469
-------------------------------------------------------
                                              2,514,991
-------------------------------------------------------
  PHARMACEUTICALS - 7.1%
   14,600  Abbott Laboratories                  530,163
   10,600  Amgen*                               636,663
   11,900  Cardinal Health                      569,713
    8,200  Merck                                549,913
-------------------------------------------------------
                                              2,286,452
-------------------------------------------------------
  RETAILERS - 3.1%
    8,500  Federated Department Stores*         429,781
   51,000  Office Depot*                        557,813
-------------------------------------------------------
                                                987,594
-------------------------------------------------------
  TELEPHONE SYSTEMS - 10.2%
    9,600  Alltel                               793,800
    9,100  Bell Atlantic                        560,219
   13,810  Global Crossing*                     690,500
   10,800  MCI WorldCom*                        573,075
   14,900  SBC Communications                   726,375
-------------------------------------------------------
                                              3,343,969
-------------------------------------------------------



The accompanying notes are an integral part of the financial statements.

20

  VALUE PLUS FUND


SCHEDULE OF INVESTMENTS CONTINUED



                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - CONTINUED
  TRANSPORTATION - 1.1%
    3,700  US Freightways                   $   177,138
   13,700  Wisconsin Central Transport*         184,094
-------------------------------------------------------
                                                361,232
-------------------------------------------------------
TOTAL COMMON STOCKS
(COST $27,959,720)                          $31,286,783
-------------------------------------------------------


                                                 Value
                                               (Note 1)

TOTAL INVESTMENTS AT VALUE - 96.7%
(COST $27,959,720) (A)                      $31,286,783
CASH AND OTHER ASSETS
NET OF LIABILITIES - 3.3%                     1,069,218
-------------------------------------------------------
NET ASSETS - 100.0%                         $32,356,001
-------------------------------------------------------

Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $27,966,854 resulting in gross unrealized appreciation and depreciation of $6,266,546 and $2,946,617, respectively, and net unrealized appreciation of $3,319,929.


The accompanying notes are an integral part of the financial statements.

21

  GROWTH & INCOME FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

TOUCHSTONE GROWTH & INCOME FUND

The S&P 500 Index, the benchmark for the Growth & Income Fund, posted an unprecedented fifth consecutive year of 20+% returns in 1999 to end a phenomenal decade of U.S. equity market performance. 1999 was similar to 1998 in that the overall market exceeded even the most optimistic predictions, a narrow group of technology and growth stocks dominated market index returns, and the dispersion of returns between growth and value styles has never been greater. The Growth & Income Fund posted a (3.3)% return for 1999, compared to 21.1% for the S&P 500 Index.

Despite three interest rate hikes by the Federal Reserve and record valuations among technology stocks, the broad market posted solid returns in the first half of the year, declined sharply in the third quarter and fully recovered by year end to reach new highs. However, only a narrow group of stocks in the broad market index participated in this record setting performance.

For the second consecutive year, growth managers fully participated in this narrow market, while value managers generally remained on the sidelines. The dominance of technology and the underperformance of the finance sector led to the largest ever performance dispersion between the large cap style indices as measured by the Russell 1000 Value Index (+7.4%) and the Russell 1000 Growth Index (+33.2%). For the year, only 31% of the stocks in the S&P 500 outperformed the index and 50% of the stocks had negative returns. The Russell 1000 Value Index had similarly poor breadth, with only 35% of its stocks outperforming the index, and 50% of its stocks declining. The majority of active large cap value managers underperformed the value benchmark.

The manager of the Touchstone Growth & Income Fund, Scudder Kemper Investments, observed that the Fund's performance relative to the benchmark and their peer group suffered in the second half of the year. A number of portfolio holdings declined sharply after posting negative revenue or earnings surprises. The market, which typically is more forgiving of disappointments among low price/earnings stocks, punished these underperformers nonetheless. A handful of stocks including Xerox, Lockheed Martin, American Home Products, and First Union were the most significant detractors from performance for the fourth quarter and full year.

The most significant positive contributors to fourth quarter performance were telecommunications and telecommunications equipment holdings, led by Corning (the portfolio's largest position), which rallied 80% on continuing positive news coming out of its fiber and photonics businesses. Global Crossing rose 83% following its successful closure of the Frontier acquisition. Sprint received a takeover bid from Worldcom and leapt 27% in the quarter. In the cyclical arena, the portfolio benefited from its holdings in Georgia Pacific and Weyerhaeuser, which both rallied 23% on news of a tight supply/demand balance in pulp and container board. American Airlines (+21%) was the best performing of the major airlines during the quarter, announcing the spin-off of Sabre Group earlier than expected. In the technology sector, Philips Electronics posted a 30% gain, as it benefited from the tight capacity in semiconductor contract manufacturing (through its ownership of Taiwan Semiconductor). In the financial sector, the Fund was rewarded by evidence of the turn in the property and casualty insurance cycle, as Marsh & McLennan (+38%) and St. Paul (+22%) contributed most significantly. Morgan Stanley Dean Witter (+58%) and Lehman Brothers (+45%) also added value, as they both posted positive surprises on the heels of strong investment banking results.

22

  GROWTH & INCOME FUND


As a disciplined value investor, Scudder will adhere to the value process that they have historically followed. They believe that the portfolio is positioned to ensure participation when the style shift occurs.



GROWTH OF A $10,000 INVESTMENT - Class A Shares

                           Touchstone
                           Growth &                           S&P 500                          CDA/Wiesenberger
                           Income                             Index                            Growth &
                           Fund A                             (Major Index)                    Income - MF

--------------------------------------------------------------------------------------------------------------
9/94                       9425                               10000                            10000
12/94                      9444                               9998                             9837
3/95                       10406                              10972                            10594
6/95                       11160                              12019                            11428
9/95                       12049                              12974                            12248
12/95                      12763                              13756                            12823
3/96                       13676                              14494                            13525
6/96                       14114                              15144                            13969
9/96                       14419                              15612                            14370
12/96                      14927                              16914                            15415
3/97                       14278                              17367                            15583
6/97                       15959                              20399                            17768
9/97                       17460                              21927                            19305
12/97                      18016                              22557                            19484
3/98                       20253                              25703                            21658
6/98                       19780                              26552                            21739
9/98                       17264                              23911                            19232
12/98                      19253                              29002                            22466
3/99                       19355                              30452                            22839
6/99                       21497                              32598                            24815
9/99                       19011                              30561                            22992
12/99                      19740                              35108                            25305


Average Annual Total Return

One Year          Five Years            Since
Ended             Ended                 Inception
12/31/99          12/31/99              10/3/94
(3.3%)            14.5%                 13.8%


Cumulative Total Return

Since Inception
10/3/94
97.4%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.

23

  GROWTH & INCOME FUND


GROWTH OF A $10,000 INVESTMENT - Class C Shares

                   Touchstone
                   Growth &             S&P 500                CDA/Wiesenberger
                   Income               Index                  Growth &
                   Fund C               (Major Index)          Income - MF

------------------------------------------------------------------------------
1/99               10000                10000                  10000
3/99               10038                10500                  10166
6/99               11134                11240                  11045
9/99               9820                 10537                  10234
12/99              10180                12105                  11264


Average Annual Total Return

One Year          Since
Ended             Inception
12/31/99          1/1/99
1.8%              1.8%


Cumulative Total Return

Since Inception
1/1/99
1.8%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.




GROWTH OF A $10,000 INVESTMENT - Class Y Shares

                Touchstone
                Growth &               S&P 500                 CDA/Wiesenberger
                Income                 Index                   Growth &
                Fund Y                 (Major Index)           Income - MF

-------------------------------------------------------------------------------

1/99            10000                  10000                   10000
3/99            10058                  10500                   10166
6/99            11185                  11240                   11045
9/99            9892                   10537                   10234
12/99           10271                  12105                   11264


Average Annual Total Return

One Year          Since
Ended             Inception
12/31/99          1/1/99
2.7%              2.7%


Cumulative Total Return

Since Inception
1/1/99
2.7%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.

24

  GROWTH & INCOME FUND


SCHEDULE OF INVESTMENTS
                                       DECEMBER 31, 1999

                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - 98.0%
  AEROSPACE & DEFENSE - 2.8%
  17,600   Lockheed Martin                  $   385,000
   5,500   Northrop Grumman                     297,344
   7,200   Rockwell International               344,700
-------------------------------------------------------
                                              1,027,044
-------------------------------------------------------
  AIRLINES - 0.6%
   3,400   AMR*                                 227,800
-------------------------------------------------------
  AUTOMOTIVE - 1.9%
   7,200   Ford Motor                           384,750
   8,500   Meritor Automotive                   164,688
   3,500   Paccar                               155,094
-------------------------------------------------------
                                                704,532
-------------------------------------------------------
  BANKING - 8.7%
  12,000   Bank of America                      602,250
   9,500   Chase Manhattan                      738,031
   8,962   First Union                          294,066
  14,700   FleetBoston Financial                511,744
  13,500   PNC Bank                             600,750
  17,300   US Bancorp                           411,956
-------------------------------------------------------
                                              3,158,797
-------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 3.5%
   8,500   Heinz (H. J.)                        338,406
  19,500   Pepsico                              687,375
  10,500   Philip Morris                        243,469
-------------------------------------------------------
                                              1,269,250
-------------------------------------------------------
  CHEMICALS - 1.3%
   5,900   Air Products & Chemicals             198,019
       1   Du Pont (E.I.) De Nemours                 66
  21,500   Lyondell Petro Chemical              274,125
-------------------------------------------------------
                                                472,210
-------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 3.4%
   8,900   Cadence Design Systems*              213,600
  14,600   Computer Associates
           International                      1,021,088
-------------------------------------------------------
                                              1,234,688
-------------------------------------------------------
  COSMETICS & PERSONAL CARE - 1.2%
   6,400   Colgate-Palmolive                    416,000
-------------------------------------------------------
  ELECTRIC UTILITIES - 2.8%
   5,600   Cinergy                              135,100
  10,672   ScottishPower, ADR                   298,816
  17,000   Unicom                               569,500
-------------------------------------------------------
                                              1,003,416
-------------------------------------------------------
  ELECTRICAL EQUIPMENT - 0.9%
   5,700   Emerson Electric                     327,038
-------------------------------------------------------
  ELECTRONICS - 2.5%
   6,700   Koninklijke (Royal) Philips
           Electronics (NY Reg.)                904,500
-------------------------------------------------------
  FINANCIAL SERVICES - 9.6%
  17,600   Citigroup                            977,900
  10,400   Federal National Mortgage
           Association                          649,350
   3,000   J.P. Morgan                          379,875
   6,100   Lehman Brothers Holdings             516,594
   4,000   Morgan Stanley Dean Witter           571,000
   8,500   SLM Holding                          359,125
-------------------------------------------------------
                                              3,453,844
-------------------------------------------------------




                                                 Value
   Shares                                      (Note 1)

  FOOD RETAILERS - 0.7%
   7,963   Albertson's                      $   256,807
-------------------------------------------------------
  FOREST PRODUCTS & PAPER - 2.1%
   4,900   Georgia-Pacific                      248,675
   7,100   Weyerhaeuser                         509,869
-------------------------------------------------------
                                                758,544
-------------------------------------------------------
  HEAVY MACHINERY - 1.7%
  11,700   Parker Hannifin                      600,356
-------------------------------------------------------
  HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 1.7%
   3,900   General Electric                     603,525
-------------------------------------------------------
  HOUSEHOLD PRODUCTS - 5.5%
  15,300   Corning                            1,972,744
-------------------------------------------------------
  INSURANCE - 7.9%
  19,800   Allstate Corporation (The)           475,200
  18,200   Lincoln National                     728,000
   5,800   Marsh & McLennan Companies           554,988
  15,600   St. Paul Companies (The)             525,525
  10,870   XL Capital, Class A                  563,881
-------------------------------------------------------
                                              2,847,594
-------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 1.6%
   9,500   McGraw-Hill Companies (The)          585,438
-------------------------------------------------------
  METALS - 0.8%
   9,050   Allegheny Technologies               203,059
  10,200   Oregon Steel Mills                    80,963
-------------------------------------------------------
                                                284,022
-------------------------------------------------------
  OIL & GAS - 11.4%
   9,700   Burlington Resources                 320,706
  12,300   Conoco, Class A                      304,425
  11,546   Conoco, Class B                      287,207
  18,240   Exxon Mobil                        1,469,453
   7,000   Royal Dutch Petroleum                423,063
   9,600   Texaco                               521,400
   8,233   Total Fina S.A., ADR                 570,135
   7,600   Williams Companies (The)             232,275
-------------------------------------------------------
                                              4,128,664
-------------------------------------------------------
  PHARMACEUTICALS - 3.8%
  17,400   American Home Products               686,213
   5,300   Bristol-Myers Squibb                 340,194
   6,400   Glaxo Wellcome, ADR                  357,600
-------------------------------------------------------
                                              1,384,007
-------------------------------------------------------
  RETAILERS - 1.2%
   6,000   Dayton Hudson                        440,625
-------------------------------------------------------
  TELEPHONE SYSTEMS - 17.6%
   8,100   Alltel                               669,769
  16,300   AT&T                                 827,225
  20,900   Bell Atlantic                      1,286,656
  22,600   BellSouth                          1,057,963
   6,540   Global Crossing*                     327,000
   7,600   GTE                                  536,275
  21,332   SBC Communications                 1,039,935
   8,700   Sprint                               585,619
-------------------------------------------------------
                                              6,330,442
-------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

25

  GROWTH & INCOME FUND

SCHEDULE OF INVESTMENTS CONTINUED



                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - CONTINUED
  TRANSPORTATION - 2.8%
   11,200  Canadian National Railway        $   294,700
   16,500  CSX                                  517,688
    9,000  Norfolk Southern                     184,500
-------------------------------------------------------
                                                996,888
-------------------------------------------------------
TOTAL COMMON STOCKS
(COST $35,518,105)                          $35,388,775
-------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS - 0.5%
  CHEMICALS - 0.5%
    5,900  Monsanto, ACES                   $   195,438
-------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
(COST $266,258)                             $   195,438
-------------------------------------------------------




                                                 Value
                                               (Note 1)

TOTAL INVESTMENTS AT VALUE - 98.5%
(COST $35,784,363) (A)                      $35,584,213
CASH AND OTHER ASSETS
NET OF LIABILITIES - 1.5%                       546,605
-------------------------------------------------------
NET ASSETS - 100.0%                         $36,130,818
-------------------------------------------------------

Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $35,785,695 resulting in gross unrealized appreciation and depreciation of $4,489,147 and $4,690,629, respectively, and net unrealized depreciation of $201,482.
ACES - Adjustable Conversion-Rate Equity Security
ADR - American Depository Receipt


The accompanying notes are an integral part of the financial statements.

26

  BALANCED FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

TOUCHSTONE BALANCED FUND
The U.S. stock market continued its strong performance in 1999, completing five consecutive years of sharply rising prices. Meanwhile, it was a rough year for bonds and, by some measures, it was the worst year ever. At year end, bonds and fixed income securities represented 40% of the Balanced Fund's assets. The Touchstone Balanced Fund had a return of 3.3% for 1999. Its benchmark, the Lehman Brothers Aggregate Index, had a return of (0.8)%.

The U.S. economy remains strong and there are indications of excessive optimism in the stock market. The three rate increases implemented by the Federal Reserve since June of 1999 have been taken in stride, and even welcomed, by the stock market. The stock market was characterized throughout 1999 -- and especially in the fourth quarter -- by two extremely contradictory trends: the rapid escalation of many technology stocks and only modest gains or even price declines for stocks across most other industry sectors. Many technology stocks did not generate any earnings, yet increased dramatically, driven by the prospect of continued rapid growth for e-commerce and the Internet. On the other hand, many "bricks and mortar" stocks with solid earnings and favorable business prospects declined in price.

The manager of the Touchstone Balanced Fund, OpCap Advisors, observed that as technology stocks soared, many non-tech issues were left behind. A full one-third of NYSE stocks declined 20% or more in 1999. Even stocks of traditional companies with excellent competitive positions and strong earnings growth tended to fare poorly in this technology-focused market environment. Performance disparities among industry sectors and types of stocks are hardly new. Nonetheless, few such disparities have been as dramatic as that which occurred during 1999 between the technology stocks and the rest of the market.

OpCap remained focused on generating excellent long-term results with below-market risk by investing in companies with superior fundamentals and inexpensive valuations.

Among the Fund's equity holdings, Oak Industries, a leading manufacturer of cable TV and telecommunications infrastructure products, was a top contributor to performance. In November, Corning agreed to acquire Oak for approximately $75 per share, a 51% premium to market, confirming OpCap's assessment of the inherent worth of Oak's valuable franchises. Another major contributor to performance was Molex, the second largest electronics connector manufacturer in the world. The company's stock appreciated significantly during the last few months of the year, reflecting the recovery of Asian markets and the company's strong position in cell phone components. Emmis, a major broadcasting company focused on large media markets, continues to be rewarded by the market for strong performance in radio and television.

The five largest equity holdings at December 31, 1999 were AMFM, a broadcasting company, representing 2.9% of the Fund's net assets; Computer Associates, a developer of software products, 2.0%; Federal Home Loan Mortgage Corp., 1.7% of the Fund's net assets; Minnesota Mining & Manufacturing (3M), a diversified manufacturer, 1.5% of net assets and Citigroup, a diversified financial services company, 1.4% of net assets.

In addition to its holdings of common stocks, bonds and fixed income securities, the Fund was invested in cash and cash equivalents. The fixed income portion of the portfolio lagged along with the bond market at large.

27

  BALANCED FUND

GROWTH OF A $10,000 INVESTMENT - Class A Shares

                                                  Lehman                    Blend 60%                  CDA/Wiesenberger
           Touchstone         S&P                 Brothers                  S&P 500, 40%               Balanced
           Balanced           500                 Aggregate Index           Lehman Brothers            Domestic
           Fund A             Index               (Major Index)             Aggregate                  Average - MF
-----------------------------------------------------------------------------------------------------------------------
9/94       9425               10000               10000                     10000                      10000
12/94      9453               9998                10038                     9973                       9893
3/95       9965               10972               10544                     10713                      10501
6/95       10922              12019               11187                     11539                      11245
9/95       11582              12974               11406                     12113                      11849
12/95      11654              13756               11892                     12734                      12337
3/96       12065              14494               11681                     13006                      12656
6/96       12209              15144               11748                     13339                      12954
9/96       12606              15612               11965                     13644                      13300
12/96      13618              16914               12324                     14446                      13973
3/97       13575              17367               12256                     14611                      13964
6/97       15028              20399               12707                     16290                      15380
9/97       15929              21927               13131                     17203                      16397
12/97      16240              22557               13514                     17666                      16572
3/98       17364              25703               13723                     19198                      17828
6/98       17443              26552               14045                     19717                      18014
9/98       15631              23911               14638                     18852                      16835
12/98      16885              29002               14687                     21182                      18708
3/99       16968              30452               14613                     21729                      18858
6/99       18090              32598               14484                     22525                      19704
9/99       17225              30561               14583                     21693                      18840
12/99      18508              35108               14565                     23543                      20267


Average Annual Total Return

One Year          Five Years            Since
Ended             Ended                 Inception
12/31/99          12/31/99              10/3/94
3.3%              13.0%                 12.5%

Cumulative Total Return

Since Inception
10/3/94
85.1%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.


GROWTH OF A $10,000 INVESTMENT - Class C Shares

                                                  Lehman                    Blend 60%                  CDA/Wiesenberger
           Touchstone         S&P                 Brothers                  S&P 500, 40%               Balanced
           Balanced           500                 Aggregate Index           Lehman Brothers            Domestic
           Fund C             Index               (Major Index)             Aggregate                  Average - MF
-----------------------------------------------------------------------------------------------------------------------
1/99       10000              10000               10000                     10000                      10000
3/99       10032              10500               9949                      10258                      10081
6/99       10673              11240               9861                      10634                      10533
9/99       10145              10537               9929                      10241                      10071
12/99      10878              12105               9917                      11115                      10834

Average Annual Total Return

One Year          Since
Ended             Inception
12/31/99          1/1/99
8.8%              8.8%

Cumulative Total Return

Since Inception
1/1/99
8.8%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.

28

  BALANCED FUND


SCHEDULE OF INVESTMENTS


DECEMBER 31, 1999



                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - 54.1%
  ADVERTISING - 2.2%
      700  Lamar Advertising*               $    42,394
      900  WPP Group                             74,813
      600  Young & Rubicam                       42,450
-------------------------------------------------------
                                                159,657
-------------------------------------------------------
  AEROSPACE & DEFENSE - 0.9%
    1,500  Boeing                                62,344
-------------------------------------------------------
  AIRLINES - 1.2%
    1,300  AMR*                                  87,100
-------------------------------------------------------
  BANKING - 4.0%
      600  Chase Manhattan                       46,613
    2,221  FleetBoston Financial                 77,319
    1,800  Household International               67,050
    2,500  Wells Fargo                          101,094
-------------------------------------------------------
                                                292,076
-------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 2.2%
    2,255  Diageo, ADR                           72,160
    2,200  McDonald's                            88,688
-------------------------------------------------------
                                                160,848
-------------------------------------------------------
  BUILDING MATERIALS - 0.1%
    1,422  Huttig Building Products*              7,022
-------------------------------------------------------
  CHEMICALS - 2.0%
    1,500  Du Pont (E.I.) De Nemours             98,813
    1,200  Monsanto                              42,750
-------------------------------------------------------
                                                141,563
-------------------------------------------------------
  COMMERCIAL SERVICES - 1.6%
    1,450  PerkinElmer                           60,447
    3,300  Waste Management                      56,719
-------------------------------------------------------
                                                117,166
-------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 2.0%
    2,050  Computer Associates International    143,372
-------------------------------------------------------
  COMPUTERS & INFORMATION - 0.9%
    2,400  Compaq Computer                       64,950
-------------------------------------------------------
  CONTAINERS & PACKAGING - 0.4%
    2,000  American National Can Group           26,000
-------------------------------------------------------
  COSMETICS & PERSONAL CARE - 0.7%
    1,600  Avon Products                         52,800
-------------------------------------------------------
  ELECTRICAL EQUIPMENT - 1.2%
    1,500  Emerson Electric                      86,063
-------------------------------------------------------
  ELECTRONICS - 2.2%
    2,000  Arrow Electronics*                    50,750
      900  Avnet                                 54,450
      900  Molex                                 51,019
-------------------------------------------------------
                                                156,219
-------------------------------------------------------
  FINANCIAL SERVICES - 3.5%
    1,875  Citigroup                            104,180
    1,100  Countrywide Credit                    27,775
    2,600  Federal Home Loan
           Mortgage Corporation                 122,363
-------------------------------------------------------
                                                254,318
-------------------------------------------------------
  FOOD RETAILERS - 1.2%
    4,700  Kroger Company (The)*                 88,713
-------------------------------------------------------


                                                 Value
   Shares                                      (Note 1)

  HEAVY MACHINERY - 4.5%
    1,800  Applied Power, Class A           $    66,150
    1,750  Caterpillar                           82,359
    1,500  Dover                                 68,063
    1,600  Parker Hannifin                       82,100
      600  W.W. Grainger                         28,688
-------------------------------------------------------
                                                327,360
-------------------------------------------------------
  INDUSTRIAL - DIVERSIFIED - 2.4%
    1,900  Carlisle Companies                    68,400
    1,100  Minnesota Mining &
           Manufacturing (3M)                   107,663
-------------------------------------------------------
                                                176,063
-------------------------------------------------------
  INSURANCE - 3.7%
    1,200  AFLAC                                 56,625
    1,557  Conseco                               27,831
    1,800  Everest Reinsurance Holdings          40,163
    1,000  PartnerRe                             32,438
    1,500  Protective Life                       47,719
    1,200  XL Capital, Class A                   62,250
-------------------------------------------------------
                                                267,026
-------------------------------------------------------
  LODGING - 1.0%
   35,400  Homestead Village*                    75,217
-------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 4.0%
    2,700  AMFM*                                211,275
      600  Emmis Communications, Class A*        74,784
-------------------------------------------------------
                                                286,059
-------------------------------------------------------
  METALS - 1.8%
      800  Alcoa                                 66,400
    3,200  Crane                                 63,600
-------------------------------------------------------
                                                130,000
-------------------------------------------------------
  OIL & GAS - 0.8%
    1,700  Anadarko Petroleum                    58,013
-------------------------------------------------------
  PHARMACEUTICALS - 2.2%
    1,700  American Home Products                67,044
    1,250  Teva Pharmaceutical Industries, ADR   89,609
-------------------------------------------------------
                                                156,653
-------------------------------------------------------
  REAL ESTATE - 1.0%
    3,600  Prologis Trust, REIT                  69,300
-------------------------------------------------------
  RESTAURANTS - 0.4%
    2,000  Bob Evans Farms                       30,875
-------------------------------------------------------
  RETAILERS - 1.1%
    1,100  CVS                                   43,931
    1,100  May Department Stores                 35,475
-------------------------------------------------------
                                                 79,406
-------------------------------------------------------
  TELEPHONE SYSTEMS - 3.0%
      800  Bell Atlantic                         49,250
    1,425  MCI WorldCom*                         75,614
    1,350  Sprint                                90,872
-------------------------------------------------------
                                                215,736
-------------------------------------------------------
  TRANSPORTATION - 1.9%
    2,200  Air Express International             71,088
    1,250  Sabre Group Holdings*                 64,063
-------------------------------------------------------
                                                135,151
-------------------------------------------------------
TOTAL COMMON STOCKS
(COST $3,808,179)                           $ 3,907,070
-------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

29

  BALANCED FUND

SCHEDULE OF INVESTMENTS CONTINUED



                                                 Value
   Shares                                      (Note 1)

PREFERRED STOCKS - 0.9%
  ENTERTAINMENT & LEISURE - 0.9%
    2,000  News Corporation Limited
           (The), ADR                         $  66,875
-------------------------------------------------------
TOTAL PREFERRED STOCKS
(COST $50,643)                                $  66,875
-------------------------------------------------------


  Principal               Interest Maturity      Value
   Amount                    Rate   Date       (Note 1)

ASSET-BACKED SECURITIES - 0.1%
  FINANCIAL SERVICES - 0.1%
$   4,111  Merrill Lynch
           Mortgage Investors,
           Series 1991-I,
           Class A           7.65% 01/15/12    $  4,113
-------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(COST $4,211)                                  $  4,113
-------------------------------------------------------
CORPORATE BONDS - 20.4%
  BANKING - 4.7%
  150,000  Associates
           Corporation of
           North America     5.75% 11/01/03     142,819
  100,000  BB&T              7.25% 06/15/07      96,789
  100,000  Chase Manhattan   7.25% 06/01/07      98,043
      308  Nykredit          6.00% 10/01/26          39
-------------------------------------------------------
                                                337,690
-------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 0.8%
   60,000  Coca-Cola Femsa   8.95% 11/01/06      60,150
-------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 1.3%
  100,000  Computer Associates
           International    6.375% 04/15/05      93,036
-------------------------------------------------------
  ELECTRIC UTILITIES - 5.8%
   95,000  Financiera
           Energy           9.375% 06/15/06      80,257
  200,000  Tennessee Valley
           Authority         5.00% 12/18/03     187,556
  150,000  Wisconsin Electric
           Power            6.625% 12/01/02     148,686
-------------------------------------------------------
                                                416,499
-------------------------------------------------------
  FINANCIAL SERVICES - 4.4%
  150,000  AT&T Capital      7.50% 11/15/00     150,734
  100,000  GMAC             7.125% 05/01/01     100,177
   69,000  Paine Webber
           Group             7.00% 03/01/00      69,049
-------------------------------------------------------
                                                319,960
-------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 1.3%
  100,000  CSC Holdings     7.625% 07/15/18      93,000
-------------------------------------------------------
  METALS - 1.4%
  100,000  AK Steel         9.125% 12/15/06     101,750
-------------------------------------------------------
  OIL & GAS - 0.7%
   50,000  Petroleos
           Mexicanos         8.85% 09/15/07      47,875
-------------------------------------------------------
TOTAL CORPORATE BONDS
(COST $1,540,369)                           $ 1,469,960
-------------------------------------------------------


  Principal               Interest Maturity      Value
   Amount                    Rate   Date       (Note 1)

MORTGAGE-BACKED SECURITIES - 9.1%
$  20,000  Federal Home
           Loan Mortgage
           Corporation       6.00% 03/15/08  $   19,668
   45,000  Federal National
           Mortgage
           Association       6.15% 10/25/07      44,375
  150,000  Federal National
           Mortgage
           Association       6.00% 05/15/08     140,193
  100,000  Federal National
           Mortgage
           Association       6.50% 04/29/09      93,694
  139,159  Federal National
           Mortgage
           Association       6.00% 01/01/14     132,099
   75,277  Federal National
           Mortgage
           Association       6.50% 07/18/28      70,016
   40,000  General Electric
           Capital Mortgage
           Services, Series
           1993-14, Class A7 6.50% 11/25/23      34,928
   44,500  General Electric
           Capital Mortgage
           Services, Series
           1994-10,
           Class A10         6.50% 03/25/24      42,329
   40,000  Merrill Lynch
           Mortgage Investors,
           Series 1995-C3,
           Class A3         7.089% 12/26/25      39,333
   50,000  Prudential Home
           Mortgage Securities,
           Series 1994-17,
           Class A6          6.25% 04/25/24      41,609
-------------------------------------------------------
TOTAL MORTGAGE-BACKED SECURITIES
(COST $697,092)                               $ 658,244
-------------------------------------------------------
MUNICIPAL BONDS - 1.9%
  HOUSING - 1.4%
   40,000  Baltimore Community
           Development
           Financing         8.20% 08/15/07  $   41,504
    4,092  Denver Colorado
           City & County
           Single Family     7.25% 12/01/10       3,949
   30,000  New York State
           Housing Finance
           Agency Service    7.50% 09/15/03      30,197
   25,000  Ohio Housing
           Financial Agency  7.90% 10/01/14      25,526
-------------------------------------------------------
                                                101,176
-------------------------------------------------------
  TRANSPORTATION - 0.5%
   30,000  Oklahoma City
           Airport           9.40% 11/01/10      32,908
-------------------------------------------------------
TOTAL MUNICIPAL BONDS
(COST $130,110)                              $  134,084
-------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

30

  BALANCED FUND

SCHEDULE OF INVESTMENTS CONTINUED



  Principal               Interest Maturity      Value
   Amount                    Rate   Date       (Note 1)

SOVEREIGN GOVERNMENT OBLIGATIONS - 2.8%
  SOUTH AFRICA - 1.7%
ZAR    774,000  Republic
                of South
                Africa      13.00% 08/31/10  $  120,954
-------------------------------------------------------
  UNITED KINGDOM - 1.1%
GBP     37,000  United
                Kingdom
                Treasury     8.00% 12/07/15      79,789
-------------------------------------------------------
TOTAL SOVEREIGN GOVERNMENT
OBLIGATIONS (COST $220,336)                  $  200,743
-------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 4.1%
  180,000  U.S. Treasury
           Note             5.875% 02/15/04  $  177,019
   65,000  U.S. Treasury
           Bond              6.25% 04/30/01      65,061
   50,000  U.S. Treasury
           Bond              7.25% 08/15/22      52,719
-------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $303,273)                              $  294,799
-------------------------------------------------------


                                                 Value
                                               (Note 1)

TOTAL INVESTMENTS AT VALUE - 93.4%
(COST $6,754,213) (A)                       $ 6,735,888
CASH AND OTHER ASSETS
NET OF LIABILITIES - 6.6%                       473,725
-------------------------------------------------------
NET ASSETS - 100.0%                         $ 7,209,613
-------------------------------------------------------
Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $6,757,066 resulting in gross unrealized appreciation and depreciation of $679,190 and $700,368, respectively, and net unrealized depreciation of $21,178.
ADR - American Depository Receipt
REIT - Real Estate Investment Trust
GBP - Great Britain Pound
ZAR - South African Rand


The accompanying notes are an integral part of the financial statements.

31

  BOND FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

TOUCHSTONE BOND FUND

The bond market ended its final quarter of the century on a down note, generating a negative return in December and locking in an equally poor return for the quarter. The Federal Reserve induced sell-off continued and produced only the second negative total return for bonds in a year since 1975. There are few places to hide in the fixed income market when the Federal Reserve begins to tighten the money supply. The benchmark for the Bond Fund, the Lehman Brothers Aggregate Index, had a (0.8%) return in 1999. The Bond Fund return for the same period was (6.4%).

This environment wasn't conducive to an outstanding bond portfolio performance. While the Touchstone Bond Fund is structured to produce above market income as a defensive measure, lower prices have offset this tactic causing returns to closely track the index. Performance for the Fund gross of fees for the fourth quarter and the year were -0.21% and -0.97% versus -0.12% and -0.83% for the Lehman Brothers Aggregate Index.

Fixed income has not been the investment asset of choice for the past several years when compared to the stellar returns in the equity market. The manager of the Touchstone Bond Fund, Fort Washington Investment Advisors, believes that there could continue to be rough sledding in the bond market.


GROWTH OF A $10,000 INVESTMENT - Class A Shares

              Touchstone             Lehman Brothers       CDA/Wiesenberger
              Bond                   Aggregate Index       Corporate-Investment
              Fund A                 (Major Index)         Grade - MF
-------------------------------------------------------------------------------
9/94          9525                   10000                 10000
12/94         9551                   10038                 9985
3/95          10046                  10544                 10418
6/95          10571                  11187                 11104
9/95          10742                  11406                 11331
12/95         11172                  11892                 11867
3/96          10937                  11681                 11588
6/96          10982                  11748                 11629
9/96          11175                  11965                 11842
12/96         11490                  12324                 12223
3/97          11450                  12256                 12134
6/97          11818                  12707                 12571
9/97          12197                  13131                 12999
12/97         12329                  13514                 13302
3/98          12583                  13723                 13491
6/98          12853                  14045                 13788
9/98          13202                  14638                 14188
12/98         13384                  14687                 14257
3/99          13287                  14613                 14171
6/99          13162                  14484                 13976
9/99          13203                  14583                 14040
12/99         13160                  14565                 14015


Average Annual Total Return

One Year          Five Years            Since
Ended             Ended                 Inception
12/31/99          12/31/99              10/3/94
(6.4%)            5.6%                  5.4%


Cumulative Total Return

Since Inception
10/3/94
31.6%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.

32

  BOND FUND


GROWTH OF A $10,000 INVESTMENT - Class C Shares

              Touchstone         Lehman Brothers            CDA/Wiesenberger
              Bond               Aggregate Index            Corporate-Investment
              Fund C             (Major Index)              Grade - MF
--------------------------------------------------------------------------------
1/99          10000              10000                      10000
3/99          9910               9949                       9940
6/99          9799               9861                       9803
9/99          9810               9929                       9847
12/99         9759               9917                       9830


Average Annual Total Return

One Year          Since
Ended             Inception
12/31/99          1/1/99
(2.4%)            (2.4%)


Cumulative Total Return

Since Inception
1/1/99
(2.4%)

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.


GROWTH OF A $10,000 INVESTMENT - Class Y Shares

              Touchstone           Lehman Brothers          CDA/Wiesenberger
              Bond                 Aggregate Index          Corporate-Investment
              Fund Y               (Major Index)            Grade - MF
--------------------------------------------------------------------------------
1/99          10000                10000                    10000
3/99          9935                 9949                     9940
6/99          9848                 9861                     9803
9/99          9889                 9929                     9847
12/99         9856                 9917                     9830


Average Annual Total Return

One Year          Since
Ended             Inception
12/31/99          1/1/99
(1.4%)            (1.4%)


Cumulative Total Return

Since Inception
1/1/99
(1.4%)

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.

33

  BOND FUND


SCHEDULE OF INVESTMENTS

DECEMBER 31, 1999


  Principal               Interest Maturity      Value
   Amount                    Rate   Date       (Note 1)

AGENCY FOR INTERNATIONAL DEVELOPMENT BONDS - 3.4%
  CENTRAL AMERICA - 2.1%
$ 120,000  Central America
           International
           Development,
           Series F+        10.00% 12/01/11  $  132,586
  120,000  Central America
           International
           Development,
           Series G+        10.00% 12/01/11     132,586
  120,000  Central America
           International
           Development,
           Series H+        10.00% 12/01/11     132,586
-------------------------------------------------------
                                                397,758
-------------------------------------------------------
  HONDURAS - 1.3%
  100,000  Republic of Honduras
           International
           Development,
           Series C+        13.00% 06/01/06     118,494
  100,000  Republic of Honduras
           International
           Development,
           Series D+        13.00% 06/01/11     133,383
-------------------------------------------------------
                                                251,877
-------------------------------------------------------
TOTAL AGENCY FOR INTERNATIONAL
DEVELOPMENT BONDS (COST $681,852)            $  649,635
-------------------------------------------------------
ASSET-BACKED SECURITIES - 6.8%
  FINANCIAL SERVICES - 6.8%
   28,690  Chase Manhattan
           Grantor Trust,
           Series 1996-A,
           Class A           5.20% 02/15/02   $  28,595
  750,000  Chemical Credit
           Card Master Trust,
           Series 1996-2,
           Class A           5.98% 09/15/08     712,838
   72,833  Navistar Financial
           Corp. Owner Trust,
           Series 1996-A,
           Class A2          6.35% 11/15/02      72,795
  492,133  World Omni Auto
           Lease, Series
           1997-B, Class A3  6.18% 11/25/03     492,015
-------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(COST $1,345,825)                            $1,306,243
-------------------------------------------------------
CORPORATE BONDS - 40.0%
  BANKING - 3.1%
  225,000  Credit Suisse First
           Boston - London   7.90% 05/01/07  $  214,078
  350,000  First Union       6.55% 10/15/35     332,532
   49,276  Mercantile Safe
           Deposit+        12.125% 01/02/01      49,399
-------------------------------------------------------
                                                596,009
-------------------------------------------------------


  Principal              Interest Maturity      Value
   Amount                    Rate   Date       (Note 1)

  BEVERAGES, FOOD & TOBACCO - 2.3%
$ 500,000  Pepsi Bottling,
           144A             5.625% 02/17/09  $  441,478
-------------------------------------------------------
  CHEMICALS - 4.5%
  900,000  Du Pont (E.I.)
           De Nemours       6.875% 10/15/09     870,483
-------------------------------------------------------
  COMMUNICATIONS - 2.6%
  500,000  Harris Corporation
                             6.65% 08/01/06     497,730
-------------------------------------------------------
  ELECTRIC UTILITIES - 2.4%
  500,000  Consumers Energy,
           Series B          6.50% 06/15/18     465,235
-------------------------------------------------------
  ELECTRONICS - 4.9%
1,000,000  Raytheon          5.70% 11/01/03     938,371
-------------------------------------------------------
  FINANCIAL SERVICES - 3.4%
  750,000  Safeco Capital   8.072% 07/15/37     659,612
-------------------------------------------------------
  FOREST PRODUCTS & PAPER - 1.4%
  250,000  Georgia-Pacific   9.50% 05/15/22     264,531
-------------------------------------------------------
  HEALTH CARE PROVIDERS - 3.1%
  650,000  Columbia/HCA
           Health            6.73% 07/15/45     604,937
-------------------------------------------------------
  HOUSEHOLD PRODUCTS - 3.6%
  750,000  Owens-Illinois    7.15% 05/15/05     696,290
-------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 1.4%
  250,000  News America
           Holdings        10.125% 10/15/12     275,052
-------------------------------------------------------
  OIL & GAS - 1.3%
  250,000  Husky Oil         8.90% 08/15/28     249,649
-------------------------------------------------------
  TELEPHONE SYSTEMS - 2.2%
  400,000  MCI WorldCom     8.875% 01/15/06     417,948
-------------------------------------------------------
  TRANSPORTATION - 3.8%
  750,000  Norfolk Southern  7.35% 05/15/07     733,254
-------------------------------------------------------
TOTAL CORPORATE BONDS
(COST $8,170,971)                            $7,710,579
-------------------------------------------------------
MORTGAGE-BACKED SECURITIES - 28.8%
  119,271  Federal Home
           Loan Mortgage
           Corporation       6.00% 05/01/09   $ 114,965
  419,767  Federal Home
           Loan Mortgage
           Corporation       6.00% 08/01/10     403,376
   35,889  Federal Home
           Loan Mortgage
           Corporation       6.00% 10/01/10      34,488
1,000,000  Federal National
           Mortgage
           Association       5.75% 04/15/03     970,904
1,223,815  Federal National
           Mortgage
           Association       6.50% 07/01/28   1,153,521
  983,939  Federal National
           Mortgage
           Association       7.00% 08/01/29     951,614


The accompanying notes are an integral part of the financial statements.

34

  BOND FUND

SCHEDULE OF INVESTMENTS CONTINUED

  Principal               Interest Maturity      Value
   Amount                    Rate   Date       (Note 1)

MORTGAGE-BACKED SECURITIES - CONTINUED
$ 342,954  Government
           National Mortgage
           Association       7.00% 06/15/09  $  341,999
  227,027  Government
           National Mortgage
           Association       9.00% 08/15/19     238,338
  279,577  Government
           National Mortgage
           Association       6.50% 01/15/24     265,224
   72,037  Government
           National Mortgage
           Association       7.50% 12/15/27      71,287
  803,018  Government
           National Mortgage
           Association       7.00% 05/15/28     775,999
  242,869  Government
           National Mortgage
           Association       6.50% 09/15/28     228,145
-------------------------------------------------------
TOTAL-MORTGAGE BACKED
SECURITIES (COST $5,805,865)                 $5,549,860
-------------------------------------------------------
SOVEREIGN GOVERNMENT OBLIGATIONS - 5.2%
  CANADA - 5.2%
1,000,000  Province of
           Ontario          7.375% 01/27/03  $1,010,650
-------------------------------------------------------
TOTAL SOVEREIGN GOVERNMENT
OBLIGATIONS (COST $1,081,178)                $1,010,650
-------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 5.2%
1,000,000  U.S. Treasury
           Note             5.875% 10/31/01  $  993,438
-------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $994,547)                              $  993,438
-------------------------------------------------------


Shares                                           Value
                                               (Note 1)
PREFERRED STOCKS - 4.5%
  ELECTRIC UTILITIES - 2.1%
    9,600  Appalachian Power,
           8.25% Cumulative                  $  213,600
    8,700  Ohio Power, Series A,
           8.16% Cumulative                     193,575
-------------------------------------------------------
                                                407,175
-------------------------------------------------------
  OIL & GAS - 2.4%
   20,000  Transcanada Pipelines,
           8.75% Cumulative                     451,250
-------------------------------------------------------
TOTAL PREFERRED STOCKS
(COST $989,416)                              $  858,425
-------------------------------------------------------
TOTAL INVESTMENTS AT VALUE - 93.9%
(COST $19,069,654) (A)                      $18,078,830
CASH AND OTHER ASSETS
NET OF LIABILITIES - 6.1%                     1,177,309
-------------------------------------------------------
NET ASSETS - 100.0%                         $19,256,139
-------------------------------------------------------

Notes to the Schedule of Investments:
  +  Restricted and Board valued security (Note 5).
(a) The aggregate identified cost for federal income tax purposes is $19,069,654, resulting in gross unrealized appreciation and depreciation of $8,172 and $998,996, respectively, and net unrealized depreciation of $990,824.
144A - Security exempt from registration under Rule 144A of Securities Act of
      1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, these securities were valued at $441,478, or 2.3% of net assets.

The accompanying notes are an integral part of the financial statements.

35

  STANDBY INCOME FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

TOUCHSTONE STANDBY INCOME FUND

The Touchstone Standby Income Fund continued to achieve success in 1999. Fort Washington Investment Advisors, the manager of the Touchstone Standby Income Fund, attributed this to their investment philosophy of sector rotation and trend analysis. The Fund's benchmark, the Merrill Lynch 91-Day Treasury Index, posted a 4.8% return for 1999. The Standby Income Fund achieved a 4.6% return for the year.

Fort Washington began 1999 with a near balanced allocation to the Commercial Paper, corporate bond and ABS markets and an index matched average maturity. As the year concluded, the Fund had a significantly higher Commercial Paper allocation, effectively unwinding the position that had helped them to achieve success in 1998. ABS and corporate spreads, which had reached historically wide levels in 1998, began to tighten adding to the Fund's total return. This, coupled with the increasing likelihood that the Federal Reserve was becoming more hostile to the bond market, caused Fort Washington to shorten duration and seek the liquidity provided by the Commercial Paper market.

Fort Washington's defensive posture allowed the success to continue into 1999, even as the bond market experienced its second worst year ever. The Fund's 4.6% return again placed the Touchstone Standby Income Fund in the top quartile of the Morningstar Ultra Short Index.


GROWTH OF A $10,000 INVESTMENT

                                          Merrill Lynch                     30-Day
             Touchstone                   91-Day                            Money Market                   Smith Barney
             Standby Income               Treasury Index                    Yield Index                    3-Month
             Fund*                        (Major Index)                     (Minor Index)                  Treasury Bill
------------------------------------------------------------------------------------------------------------------------
9/94         10000                        10000                             10000                          10000
12/94        10115                        10133                             10117                          10130
3/95         10248                        10285                             10254                          10272
6/95         10400                        10439                             10396                          10422
9/95         10527                        10588                             10535                          10569
12/95        10692                        10744                             10673                          10713
3/96         10804                        10876                             10805                          10851
6/96         10937                        11016                             10934                          10988
9/96         11078                        11168                             11066                          11132
12/96        11206                        11314                             11201                          11276
3/97         11346                        11458                             11336                          11419
6/97         11492                        11614                             11478                          11566
9/97         11646                        11769                             11623                          11716
12/97        11792                        11917                             11770                          11868
3/98         11950                        12072                             11914                          12021
6/98         12103                        12227                             12064                          12173
9/98         12273                        12401                             12216                          12327
12/98        12440                        12540                             12358                          12468
3/99         12579                        12673                             12494                          12485
6/99         12708                        12822                             12629                          12622
9/99         12845                        12984                             12773                          12766
12/99        13007                        13146                             12930                          12926


Average Annual Total Return

One Year          Five Years            Since
Ended             Ended                 Inception
12/31/99          12/31/99              10/3/94
4.6%              5.2%                  5.1%


Cumulative Total Return

Since Inception
10/3/94
30.1%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.

36

  STANDBY INCOME FUND


SCHEDULE OF INVESTMENTS


DECEMBER 31, 1999



  Principal               Interest Maturity      Value
   Amount                    Rate   Date       (Note 1)

ASSET-BACKED SECURITIES - 12.9%
$ 252,317  Auto Finance Group
           Receivables Trust,
           Series 1997-A,
           Class A           6.35% 10/15/02  $  251,540
  325,681  Auto Finance Group
           Receivables Trust,
           Series 1997-B,
           Class A           6.20% 02/15/03     323,782
  247,281  Capital Asset
           Research Funding,
           Series 1998-A,
           Class A, 144A    5.905% 12/15/05     247,976
  500,000  Chase Credit Card
           Master Trust,
           Series 1998-6,
           Class B (a)      6.973% 09/15/04     501,175
  540,000  Citibank Credit Card
           Master Trust,
           Series 1997-3,
           Class A          6.839% 02/10/04     539,341
  410,756  Mellon Auto
           Grantor Trust,
           Series 1999-1,
           Class B           5.76% 10/17/05     405,527
   18,832  Newcourt Equipment
           Trust Securities,
           Series 1998-1,
           Class A2          5.17% 09/20/00      18,832
  406,539  Onyx Acceptance
           Auto Trust, Series
           1998-1, Class A   5.95% 07/15/04     402,941
  172,246  Summit Acceptance
           Auto Trust,
           Series 1996-A,
           Class A1, 144A    7.01% 07/15/02     172,784
  255,840  UCFC Home
           Equity Loan,
           Series 1998-D,
           Class AF1        6.105% 04/15/13     254,878
-------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(COST $3,134,708)                            $3,118,776
-------------------------------------------------------
COMMERCIAL PAPER - 63.3%
1,000,000  Centennial Energy
           Holdings,
           Sec. 4(2)         7.20% 01/21/00  $  995,000
1,000,000  Consolidated
           Natural Gas       7.05% 01/21/00     995,104
  520,000  Consolidation
           Coal              6.43% 01/21/00     515,170
7,550,000  Inter-American
           Development
           Bank              5.78%            7,530,603
1,000,000  Merrill Lynch     6.37% 01/31/00     993,807
1,000,000  PHH               7.15% 01/21/00     995,035


  Principal               Interest Maturity      Value
   Amount                    Rate   Date       (Note 1)

COMMERCIAL PAPER - CONTINUED
$ 570,000  Popular North
           America           6.30% 01/24/00 $   564,713
  565,000  South Carolina
           Electric & Gas    6.60% 02/01/00     560,857
  600,000  Tandy             6.45% 02/08/00     595,378
1,000,000  Toyota Credit
           (Puerto Rico)     6.55% 01/20/00     995,633
  570,000  UOP, Sec. 4(2)    6.75% 01/28/00     564,443
-------------------------------------------------------
TOTAL COMMERCIAL PAPER
(COST $15,305,743)                          $15,305,743
-------------------------------------------------------
CORPORATE BONDS - 14.8%
  BANKING - 4.6%
  570,000  MBNA, MTN (a)     6.58% 07/07/03 $   564,784
  540,000  Popular, Series 3,
           MTN               6.40% 08/25/00     538,560
-------------------------------------------------------
                                              1,103,344
-------------------------------------------------------
  ELECTRIC UTILITIES - 2.1%
  500,000  SCANA,
           MTN (a)          6.813% 07/14/00     499,863
-------------------------------------------------------
  FINANCIAL SERVICES - 2.1%
  500,000  Potomac Capital
           Investment,
           144A              7.55% 11/19/01     501,257
-------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 0.6%
  150,000  Cox
           Communications   6.375% 06/15/00     150,148
-------------------------------------------------------
  REAL ESTATE - 2.1%
  500,000  Federal Realty
           Investment Trust,
           REIT             8.875% 01/15/00     500,253
-------------------------------------------------------
  RESTAURANTS - 1.0%
  239,000  ARA Services    10.625% 08/01/00     242,061
-------------------------------------------------------
  RETAILERS - 2.3%
  550,000  Dayton Hudson    10.00% 12/01/00     565,089
-------------------------------------------------------
TOTAL CORPORATE BONDS
(COST $3,592,162)                           $ 3,562,015
-------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 4.5%
  600,000  Federal Home
           Loan Bank         5.73% 01/14/00 $   597,326
  500,000  Federal Home
           Loan Mortgage
           Corportation,
           Series UB         6.00% 11/15/08     493,195
-------------------------------------------------------
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (COST $1,100,764)               $ 1,090,521
-------------------------------------------------------
TOTAL INVESTMENTS AT VALUE - 95.5%
(COST $23,133,377) (B)                      $23,077,055
CASH AND OTHER ASSETS
NET OF LIABILITIES - 4.5%                     1,084,721
-------------------------------------------------------
NET ASSETS - 100.0%                         $24,161,776
-------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

37

  STANDBY INCOME FUND

SCHEDULE OF INVESTMENTS CONTINUED




Notes to the Schedule of Investments:

(a) Interest rate shown reflects current rate on instrument with variable rate.
(b) The aggregate identified cost for federal income tax purposes is $23,133,377, resulting in gross unrealized appreciation and depreciation of $3,650 and $59,972, respectively, and net unrealized depreciation of $56,322.
144A - Security exempt from registration under Rule 144A of Securities Act of
       1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, these securities were valued at $922,017, or 3.8% of net assets.

Sec. 4(2) - Securities offered pursuant to Section 4(2) of the Securities Act of
            1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. At December 31, 1999, these securities were valued at $1,559,443, or 6.5% of net assets.
MTN - Medium Term Note
REIT - Real Estate Investment Trust


The accompanying notes are an integral part of the financial statements.

38

  TOUCHSTONE SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES
                                                             DECEMBER 31, 1999

                    TOUCHSTONE    TOUCHSTONE    TOUCHSTONE   TOUCHSTONE    TOUCHSTONE                               TOUCHSTONE
                     EMERGING    INTERNATIONAL    INCOME        VALUE       GROWTH &     TOUCHSTONE   TOUCHSTONE      STANDBY
                      GROWTH        EQUITY      OPPORTUNITY     PLUS         INCOME       BALANCED       BOND         INCOME
                       FUND          FUND          FUND         FUND          FUND          FUND         FUND         FUND(E)
ASSETS:
Investments, at value
   (Note1)(a)       $14,297,997  $15,393,299    $8,023,032   $31,286,783  $35,584,213    $6,735,888   $18,078,830  $23,077,055
Cash                    332,115           --        39,203     1,142,975      684,758       320,743       880,807      903,916
Foreign currency (b)         --           --            --            --           --         2,391            --           --
Receivables for:
   Investments sold      22,738      142,567            --            --           --            --            --           --
   Fund shares sold       1,416        2,455           324            43          780           624             6           --
   Dividends              6,882        4,672            --        33,720       63,622         1,625        17,590           --
   Foreign tax reclaims      --        9,390            --           367        3,455            --         1,094           --
   Interest               2,556        1,017       230,899         5,983        3,475        35,096       247,247      100,729
Unrealized appreciation
   on foreign forward
   currency contracts        --           --            --            --           --           326            --           --
Receivable from
   Investment
   Advisor (Note 6)      94,851      168,044       164,514            --           --       152,264       120,542      111,499
------------------------------------------------------------------------------------------------------------------------------
     Total assets    14,758,555   15,721,444     8,457,972    32,469,871   36,340,303     7,248,957    19,346,116   24,193,199
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for:
   Investments
   purchased              1,730      142,185            --            --           --            --            --           --
   Fund shares
   redeemed               6,947        1,005         8,471            --        2,342         2,185           500        2,059
Unrealized depreciation
   on foreign forward
   currency contracts        --        1,049            --            --           --            --            --           --
Payable to Investment
   Advisor (Note 6)          --           --            --        68,346       96,816            --            --           --
Other accrued expenses   42,177       59,038        43,353        45,524      110,327        37,159        89,477       29,364
------------------------------------------------------------------------------------------------------------------------------
    Total liabilities    50,854      203,277        51,824       113,870      209,485        39,344        89,977       31,423
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS(C)       $14,707,701  $15,518,167    $8,406,148   $32,356,001  $36,130,818    $7,209,613   $19,256,139  $24,161,776
------------------------------------------------------------------------------------------------------------------------------
COMPUTATION OF NET ASSET VALUE, REDEMPTION VALUE AND OFFERING PRICE PER SHARE:
Net assets
  - Class A         $10,743,308  $ 9,043,060    $5,329,689   $31,807,545  $12,573,988    $4,248,477   $ 4,309,853  $24,161,776
Shares outstanding
  - Class A             633,546      547,386       778,365     2,702,538      871,043       356,241       455,338    2,445,173
Net asset value and
   redemption price per
   share -
   Class A          $     16.96   $    16.52    $     6.85   $     11.77  $     14.44    $    11.93   $      9.47  $      9.88
Offering price per share
   - Class A (d)    $     17.99   $    17.53    $     7.19   $     12.49  $     15.32    $    12.66   $      9.94  $      9.88
Net assets
  - Class C         $ 3,964,393   $6,475,107    $3,076,459   $   548,456  $ 2,108,577    $2,961,136   $   997,953  $        --
Shares outstanding
   - Class C            243,392      406,736       463,383        47,763      159,131       257,042       109,081           --
Net asset value, offering
   price and redemption
   price per share
   - Class C        $     16.29   $    15.92    $     6.64   $     11.48  $     13.25     $   11.52   $      9.15  $        --
Net assets
   - Class Y        $        --   $       --    $       --   $        --  $21,448,253     $      --   $13,948,333  $        --
Shares outstanding
   - Class Y                 --           --            --            --    1,074,730            --     1,067,830           --
Net asset value, offering
   price and redemption
   price per share
   - Class Y        $        --   $       --    $       --   $        --  $     19.96     $      --   $     13.06  $        --
------------------------------------------------------------------------------------------------------------------------------
(a)  Cost of
     investments
     of:            $10,763,136  $11,753,613    $8,063,401   $27,959,720  $35,784,363    $6,754,213   $19,069,654  $23,133,377
(b)  Cost of foreign
     currency of:   $        --  $        --    $       --   $        --  $        --    $    2,367   $        --  $        --
(c)  See the Statement of Changes in Net Assets for components of net assets.
(d)  The offering price per share is calculated as follows: Net Asset Value Per Share/(1-maximum sales load).
(e)  The Fund does not offer classes of shares. All Fund information is shown in the spaces corresponding to Class A.

The accompanying notes are an integral part of the financial statements.

39

  TOUCHSTONE SERIES TRUST


STATEMENTS OF OPERATIONS
                                            FOR THE YEAR ENDED DECEMBER 31, 1999



                    TOUCHSTONE    TOUCHSTONE    TOUCHSTONE   TOUCHSTONE    TOUCHSTONE                               TOUCHSTONE
                     EMERGING    INTERNATIONAL    INCOME        VALUE       GROWTH &     TOUCHSTONE   TOUCHSTONE      STANDBY
                      GROWTH        EQUITY      OPPORTUNITY     PLUS         INCOME       BALANCED       BOND         INCOME
                       FUND          FUND          FUND         FUND          FUND          FUND         FUND          FUND
INVESTMENT INCOME
(NOTE 1):
Interest income      $   29,477   $   12,301    $1,108,296    $   55,207   $   25,966    $  204,810    $1,261,883   $  709,187
Dividend income(a)       70,954      175,337            --       359,297      866,148        49,724        86,248           --
------------------------------------------------------------------------------------------------------------------------------
   Total investment
   income               100,431      187,638     1,108,296       414,504      892,114       254,534     1,348,131      709,187
------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory
   fees (Note 3)         96,269      117,039        59,613       224,988      305,915        59,339       108,553       28,605
Sponsor fees (Note 3)    24,067       24,640        18,342        59,997       76,479        14,835        39,474       22,884
Custody, administration
   and fund accounting
   fees                  87,024      168,151        88,315        89,091      122,537        83,985       104,707       69,820
Transfer agent fees      95,027       92,283        94,610        58,906      103,972        88,008        75,287       65,195
Registration fees        16,660       23,623        22,123        25,029       22,299        22,965        20,949       14,511
Professional fees        11,638       11,406        12,608        19,383       22,951         9,891        15,018       10,203
Printing fees            24,855       28,768        23,797        48,287       51,569        19,285        22,974       24,749
Trustee fees                978          956         1,259         1,938        3,077           890         1,635        1,170
Distribution fees
   - Class A             21,608       17,648        14,568        73,078       34,869        10,887        11,783           --
Distribution fees
   - Class C             32,920       51,644        32,752         5,161       24,394        30,290        10,142           --
Amortization of
   organization costs     7,393        7,393         7,393            --        7,393         7,393         7,393        9,789
Miscellaneous             1,698        1,773         1,536         4,004        2,641         1,169           887        1,631
------------------------------------------------------------------------------------------------------------------------------
   Total expenses       420,137      545,324       376,916       609,862      778,096       348,937       418,802      248,557
   Reimbursement
   or waiver from
   Investment
   Advisor
   (Note 6)            (215,188)    (309,722)     (242,471)     (216,639)    (317,320)     (226,438)     (268,587)    (162,742)
-------------------------------------------------------------------------------------------------------------------------------
   Net expenses         204,949      235,602       134,445       393,223      460,776       122,499       150,215       85,815
-------------------------------------------------------------------------------------------------------------------------------
Net investment
   income (loss)       (104,518)     (47,964)      973,851        21,281      431,338       132,035     1,197,916      623,372
-------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
   Investments        2,394,962    2,822,986    (3,040,680)    2,709,639      128,669       637,223      (347,955)     (46,908)
   Foreign currency
   transactions              --      (58,523)           --            --           --        (7,726)           --           --
-------------------------------------------------------------------------------------------------------------------------------
                      2,394,962    2,764,463    (3,040,680)    2,709,639      128,669       629,497      (347,955)     (46,908)
-------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
   Investments        2,521,564    1,714,220     2,175,422     1,607,624      524,230      (106,165)   (1,153,862)     (58,658)
   Foreign currency
   translations              --       (1,369)           --            --           --           563            --           --
-------------------------------------------------------------------------------------------------------------------------------
                      2,521,564    1,712,851     2,175,422     1,607,624      524,230      (105,602)   (1,153,862)     (58,658)
-------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND
   UNREALIZED
   GAIN (LOSS):       4,916,526    4,477,314      (865,258)    4,317,263      652,899       523,895    (1,501,817)    (105,566)
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS        $4,812,008   $4,429,350    $  108,593    $4,338,544   $1,084,237    $  655,930    $ (303,901)  $  517,806
-------------------------------------------------------------------------------------------------------------------------------
(a)  Net of foreign tax
     withholding of: $       --   $   17,180    $       --    $    1,830   $    2,936    $      368    $       --   $       --


The accompanying notes are an integral part of the financial statements.

40

  TOUCHSTONE SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS
                                                  TOUCHSTONE EMERGING    TOUCHSTONE INTERNATIONAL     TOUCHSTONE INCOME
                                                       GROWTH FUND              EQUITY FUND           OPPORTUNITY FUND
                                               --------------------------------------------------------------------------------
                                                   FOR THE     FOR THE      FOR THE      FOR THE      FOR THE     FOR THE
                                                 YEAR ENDED  YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED  YEAR ENDED
                                                DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                    1999        1998         1999         1998         1999        1998
OPERATIONS:
   Net investment income (loss)                 $ (104,518)  $  (27,765) $  (47,964)  $   (1,691)  $  973,851  $  714,488
   Net realized gain (loss)                      2,394,962      363,157   2,764,463      345,939   (3,040,680)   (670,556)
   Net change in unrealized appreciation
         (depreciation)                          2,521,564     (340,021)  1,712,851      643,481    2,175,422  (1,110,683)
-------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting
         from operations                         4,812,008       (4,629)  4,429,350      987,729      108,593  (1,066,751)
-------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
         Class A                                        --           --     (16,101)      (6,819)    (634,236)   (727,740)
         Class C                                        --           --          --           --     (341,850)         --
         Class Y                                        --           --          --           --           --          --
   Realized capital gains
         Class A                                (1,429,950)    (407,884)   (690,064)    (373,319)          --          --
         Class C                                  (532,042)          --    (511,346)          --           --          --
         Class Y                                        --           --          --           --           --          --
   Distributions in excess of net investment income
         Class A                                        --           --     (14,483)     (20,277)     (81,498)         --
         Class C                                        --           --          --           --      (45,806)         --
         Class Y                                        --           --          --           --           --          --
   Distributions in excess of realized capital gains
         Class A                                        --      (50,275)         --           --           --          --
         Class C                                        --           --          --           --           --          --
         Class Y                                        --           --          --           --           --          --
   Return of capital distributions
         Class A                                        --           --          --           --           --     (56,290)
         Class C                                        --           --          --           --           --          --
         Class Y                                        --           --          --           --           --          --
-------------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions            (1,961,992)    (458,159) (1,231,994)    (400,415)  (1,103,390)   (784,030)
-------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS
   Capital Contribution - Class C (Note 7)       3,284,020           --   5,226,105           --    3,798,163          --
   Capital Contribution - Class Y (Note 7)              --           --          --           --           --          --
   Proceeds from shares sold                     1,738,718    5,012,537   1,242,946    1,630,252    1,334,627   3,476,133
   Reinvestment of dividends and distributions   1,716,110      418,391   1,227,418      398,640      942,415     623,322
   Cost of shares redeemed                      (3,216,309)  (1,581,667) (2,251,174)    (501,457)  (3,332,584) (2,599,216)
-------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from share
         transactions                            3,522,539    3,849,261   5,445,295    1,527,435    2,742,621   1,500,239
-------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets       6,372,555    3,386,473   8,642,651    2,114,749    1,747,824    (350,542)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                           8,335,146    4,948,673   6,875,516    4,760,767    6,658,324   7,008,866
-------------------------------------------------------------------------------------------------------------------------------
   End of period                               $14,707,701   $8,335,146 $15,518,167   $6,875,516  $ 8,406,148  $6,658,324
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Paid-in capital                             $10,901,854   $7,715,214 $10,442,829   $5,804,081  $13,013,011  $8,978,000
   Undistributed (distributions in excess of)
         net investment income                          --           --      35,589      (32,893)    (117,424)         --
   Accumulated net realized gain (loss)            270,986      (47,580)  1,400,906       27,664   (4,449,070)   (909,681)
   Net unrealized appreciation (depreciation)    3,534,861      667,512   3,638,843    1,076,664      (40,369) (1,409,995)
-------------------------------------------------------------------------------------------------------------------------------
   Net assets applicable to shares outstanding $14,707,701   $8,335,146 $15,518,167   $6,875,516  $ 8,406,148  $6,658,324
-------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations: The Fund commenced operations on May 1, 1998.
(b) The Fund does not offer classes of shares. All Fund information is shown in the spaces corresponding to Class A.

The accompanying notes are an integral part of the financial statements.

41

  TOUCHSTONE SERIES TRUST

                                                            TOUCHSTONE VALUE          TOUCHSTONE GROWTH            TOUCHSTONE
                                                                PLUS FUND                & INCOME FUND            BALANCED FUND
                                                       -----------------------------------------------------------------------------
                                                           FOR THE      FOR THE       FOR THE     FOR THE      FOR THE      FOR THE
                                                         YEAR ENDED PERIOD ENDED(A) YEAR ENDED  YEAR ENDED  YEAR ENDED   YEAR ENDED
                                                        DECEMBER 31, DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER
                                                            1999         1998          1999        1998         1999       31, 1998
OPERATIONS:
   Net investment income (loss)                         $   21,281  $   40,182    $  431,338   $  181,174   $  132,035  $   88,739
   Net realized gain (loss)                              2,709,639    (608,840)      128,669      220,365      629,497     225,430
   Net change in unrealized appreciation
         (depreciation)                                  1,607,624   1,699,825       524,230     (338,911)    (105,602)   (183,060)
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting
         from operations                                 4,338,544   1,131,167     1,084,237       62,628      655,930     131,109
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
         Class A                                           (33,255)    (40,182)     (165,297)    (183,340)    (105,330)    (93,863)
         Class C                                                --          --        (7,313)          --      (36,471)         --
         Class Y                                                --          --      (261,137)          --           --          --
   Realized capital gains
         Class A                                          (638,617)         --       (24,828)    (304,181)    (324,326)   (185,895)
         Class C                                           (11,183)         --        (4,407)          --     (232,046)         --
         Class Y                                                --          --       (30,551)          --           --          --
   Distributions in excess of net investment income
         Class A                                                --          --        (2,012)      (6,836)          --     (11,391)
         Class C                                                --          --           (89)          --           --          --
         Class Y                                                --          --        (3,179)          --           --          --
   Distributions in excess of realized capital gains
         Class A                                                --          --            --      (70,773)          --          --
         Class C                                                --          --            --           --           --          --
         Class Y                                                --          --            --           --           --          --
   Return of capital distributions
         Class A                                                --      (3,702)     (969,080)     (13,429)          --          --
         Class C                                                --          --      (171,468)          --           --          --
         Class Y                                                --          --    (1,193,905)          --           --          --
------------------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                     (683,055)    (43,884)   (2,833,266)    (578,559)    (698,173)   (291,149)
------------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS
   Capital Contribution - Class C (Note 7)                 318,185          --     2,753,186           --    3,339,459          --
   Capital Contribution - Class Y (Note 7)                      --          --    20,868,632           --           --          --
   Proceeds from shares sold                             1,447,308  25,939,165     1,928,120   13,903,526      765,540   2,065,886
   Reinvestment of dividends and distributions             674,160      43,452     2,824,251      569,460      695,607     286,919
   Cost of shares redeemed                                (806,675)     (2,366)   (5,755,291)  (4,676,332)  (2,184,837)   (872,443)
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from share transactions       1,632,978  25,980,251    22,618,898    9,796,654    2,615,769   1,480,362
------------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets               5,288,467  27,067,534    20,869,869    9,280,723    2,573,526   1,320,322
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                 $27,067,534 $        --   $15,260,949  $ 5,980,226   $4,636,087  $3,315,765
------------------------------------------------------------------------------------------------------------------------------------
   End of period                                       $32,356,001 $27,067,534   $36,130,818  $15,260,949   $7,209,613  $4,636,087
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:                                 $27,595,607 $25,976,551   $36,332,300  $15,278,502   $7,083,151  $4,521,372
   Paid-in capital
   Undistributed (distributions in excess of)
         net investment income                                  --          --         1,598           --       (3,313)      1,963
   Accumulated net realized gain (loss)                  1,433,331    (608,842)       (2,930)     (66,551)     149,136      74,357
   Net unrealized appreciation (depreciation)            3,327,063   1,699,825      (200,150)      48,998      (19,361)     38,395
------------------------------------------------------------------------------------------------------------------------------------
   Net assets applicable to shares outstanding         $32,356,001 $27,067,534   $36,130,818  $15,260,949   $7,209,613  $4,636,087


                                                           TOUCHSTONE            TOUCHSTONE STANDBY
                                                            BOND FUND              INCOME FUND(B)
                                                   ----------------------------------------------------
                                                        FOR THE     FOR THE      FOR THE      FOR THE
                                                     YEAR ENDED    YEAR ENDED   YEAR ENDED  YEAR ENDED
                                                    DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                           1999        1998         1999         1998
OPERATIONS:
   Net investment income (loss)                    $ 1,197,916   $  218,403  $  623,372   $  536,968
   Net realized gain (loss)                           (347,955)      66,845     (46,908)      15,437
   Net change in unrealized appreciation
         (depreciation)                             (1,153,862)      37,207     (58,658)       2,467
------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting
         from operations                              (303,901)     322,455     517,806      554,872
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
         Class A                                      (314,128)    (219,500)   (626,405)    (541,711)
         Class C                                       (63,775)          --          --           --
         Class Y                                      (832,231)          --          --           --
   Realized capital gains
         Class A                                           (31)     (53,127)         --       (2,087)
         Class C                                            (7)          --          --           --
         Class Y                                           (73)          --          --           --
   Distributions in excess of net investment income
         Class A                                        (1,716)      (4,091)         --           --
         Class C                                          (348)          --          --           --
         Class Y                                        (4,547)          --          --           --
   Distributions in excess of realized capital gain
         Class A                                            --           --          --           --
         Class C                                            --           --          --           --
         Class Y                                            --           --          --           --
   Return of capital distributions
         Class A                                       (33,705)          --          --           --
         Class C                                        (8,180)          --          --           --
         Class Y                                       (78,615)          --          --           --
----------------------------------------------------------------------------------------------------
   Total dividends and distributions               (1,337,356)    (276,718)   (626,405)    (543,798)
----------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS
   Capital Contribution - Class C (Note 7)           1,139,586           --          --           --
   Capital Contribution - Class Y (Note 7)          14,150,014           --          --           --
   Proceeds from shares sold                         1,713,920    4,527,950  15,760,941    8,443,462
   Reinvestment of dividends and distributions       1,327,271      271,637     623,651      543,405
   Cost of shares redeemed                          (2,356,902)  (1,606,439) (3,371,225)  (6,343,864)
----------------------------------------------------------------------------------------------------
   Net increase (decrease) from share transactions  15,973,889    3,193,148  13,013,367    2,643,003
----------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets          14,332,632    3,238,885  12,904,768    2,654,077
----------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                             $ 4,923,507   $1,684,622 $11,257,008  $ 8,602,931
----------------------------------------------------------------------------------------------------
   End of period                                   $19,256,139   $4,923,507 $24,161,776  $11,257,008
----------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:                             $20,599,903   $4,840,284 $24,249,371  $11,238,577
   Paid-in capital
   Undistributed (distributions in excess of)
         net investment income                              --        3,657      16,536        7,490
   Accumulated net realized gain (loss)               (352,940)      10,547     (47,809)       8,605
   Net unrealized appreciation (depreciation)         (990,824)      69,019     (56,322)       2,336
----------------------------------------------------------------------------------------------------
   Net assets applicable to shares outstanding     $19,256,139   $4,923,507 $24,161,776  $11,257,008

42

FINANCIAL HIGHLIGHTS

TOUCHSTONE SERIES TRUST


CLASS A
SELECTED DATA FOR A SHARE OUTSTANDING:

                                                                                   TOUCHSTONE EMERGING GROWTH FUND
                                                                       -------------------------------------------------------------
                                                                         FOR THE     FOR THE      FOR THE     FOR THE      FOR THE
                                                                       YEAR ENDED PERIOD ENDED   YEAR ENDED  YEAR ENDED  YEAR ENDED
                                                                        12/31/99    12/31/98     12/31/97      12/31/96  12/31/95
Net asset value, beginning of period                                   $  13.40      $13.85       $11.55        $11.52    $10.11
----------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                              (0.09)      (0.04)       (0.03)         0.01     (0.01)
Net realized and unrealized gain (loss) on investments                     6.18        0.37         3.71          1.20      2.29
----------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                        6.09        0.33         3.68          1.21      2.28
----------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                     --          --           --         (0.01)    (0.03)
   Realized capital gains                                                 (2.53)      (0.78)       (1.38)        (1.17)    (0.84)
   Return of capital                                                         --          --           --            --        --
----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                         (2.53)      (0.78)       (1.38)        (1.18)    (0.87)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $  16.96     $13.40        $13.85        $11.55    $11.52
----------------------------------------------------------------------------------------------------------------------------------
   Total return(a)                                                        45.85%      2.57%        32.20%        10.56%    22.56%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                                     $ 10,743     $8,335        $4,949        $2,873    $2,520
Ratios to average net assets:
   Expenses (b)                                                            1.50%      1.50%         1.50%         1.50%     1.50%
   Net investment income (loss)                                           (0.66)%    (0.41)%       (0.30)%       (0.12)%   (0.05)%
Portfolio turnover                                                           97%        78%          101%          117%      109%
----------------------------------------------------------------------------------------------------------------------------------


(a) The return is calculated without the effects of a sales charge. Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown. (Note 6)
(b) If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets would have been as follows:
                                                                           3.29%      4.11%         5.94%         6.58%     7.09%
(c)  Amount rounds to less than $0.01.


The accompanying notes are an integral part of the financial statements.

43

TOUCHSTONE SERIES TRUST

                                                                                TOUCHSTONE INTERNATIONAL EQUITY FUND
                                                                       -------------------------------------------------------------
                                                                           FOR THE     FOR THE    FOR THE     FOR THE      FOR THE
                                                                        YEAR ENDED  PERIOD ENDED YEAR ENDED  YEAR ENDED  YEAR ENDED
                                                                        12/31/99      12/31/98    12/31/97    12/31/96     12/31/95
Net asset value, beginning of period                                    $12.89         $11.41     $10.63      $ 9.58       $ 9.12
------------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                              0.00(c)        0.00(c)    0.02        0.05         0.21
Net realized and unrealized gain (loss) on investments                    5.06           2.27       1.64        1.06         0.47
------------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                       5.06           2.27       1.66        1.11         0.68
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                 (0.06)         (0.05)     (0.02)      (0.06)       (0.22)
   Realized capital gains                                                (1.37)         (0.74)     (0.86)         --           --
   Return of capital                                                        --             --         --          --           --
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                        (1.43)         (0.79)     (0.88)      (0.06)       (0.22)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $16.52         $12.89     $11.41      $10.63      $  9.58
------------------------------------------------------------------------------------------------------------------------------------
   Total return(a)                                                       39.50%         19.94%     15.57%      11.61%        5.29%
RATIOS AND SUPPLEMENTAL DATA:                                          -------------------------------------------------------------
Net assets at end of period (000s)                                      $9,043         $6,876     $4,761      $3,449      $ 2,617
Ratios to average net assets:
   Expenses (b)                                                           1.60%          1.60%      1.60%       1.60%        1.60%
   Net investment income (loss)                                          (0.08)%        (0.03)%     0.17%       0.42%        0.11%
Portfolio turnover                                                         155%           138%       151%         86%          90%
------------------------------------------------------------------------------------------------------------------------------------

(a) The return is calculated without the effects of a sales charge. Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown. (Note 6)
(b) If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets assets would have been as follows:
                                                                          4.11%          5.18%      7.07%       6.63%        7.30%
(c)  Amount rounds to less than $0.01.

                                                                                     TOUCHSTONE INCOME OPPORTUNITY FUND
                                                                   ----------------------------------------------------------------
                                                                         FOR THE     FOR THE     FOR THE      FOR THE      FOR THE
                                                                       YEAR ENDED PERIOD ENDED  YEAR ENDED   YEAR ENDED  YEAR ENDED
                                                                         12/31/99    12/31/98     12/31/97     12/31/96     12/31/95
Net asset value, beginning of period                                    $ 7.63      $ 9.89        $10.90      $ 9.83       $ 9.08
------------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                              0.80        0.90          1.24        1.12         1.19
Net realized and unrealized gain (loss) on investments                   (0.68)      (2.18)        (0.23)       1.38         0.77
------------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                       0.12       (1.28)         1.01        2.50         1.96
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                 (0.90)      (0.91)        (1.22)      (1.12)       (1.21)
   Realized capital gains                                                   --          --         (0.80)      (0.31)          --
   Return of capital                                                        --       (0.07)           --          --           --
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                        (0.90)      (0.98)        (2.02)      (1.43)       (1.21)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $ 6.85      $ 7.63        $ 9.89      $10.90       $ 9.83
------------------------------------------------------------------------------------------------------------------------------------
   Total return(a)                                                        1.16%     (13.77)%        9.49%      26.66%       23.19%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                                      $5,330      $6,658        $7,009      $4,579       $1,369
Ratios to average net assets:
   Expenses (b)                                                           1.20%       1.20%         1.20%       1.20%        1.20%
   Net investment income (loss)                                          10.90%      10.02%        11.19%      11.29%       12.42%
Portfolio turnover                                                         227%        283%          270%        222%         120%
------------------------------------------------------------------------------------------------------------------------------------

(a) The return is calculated without the effects of a sales charge. Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown. (Note 6)
(b) If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets assets would have been as follows:
                                                                          3.84%       3.77%         4.07%       6.74%       11.03%
(c)  Amount rounds to less than $0.01.

44

  TOUCHSTONE SERIES TRUST

FINANCIAL HIGHLIGHTS

CLASS A - CONTINUED
SELECTED DATA FOR A SHARE OUTSTANDING:

                                                                                                   TOUCHSTONE VALUE PLUS FUND(A)
                                                                                                   ----------------------------
                                                                                                        FOR THE      FOR THE
                                                                                                      YEAR ENDED  PERIOD ENDED
                                                                                                       12/31/99     12/31/98
Net asset value, beginning of period                                                                      $ 10.41    $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                                                 0.01       0.02
Net realized and unrealized gain (loss) on investments                                                       1.60       0.41
---------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                                                          1.61       0.43
---------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                                                    (0.01)     (0.02)
   Realized capital gains                                                                                   (0.24)       --
   Return of capital                                                                                           --       0.00(e)
---------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                                                           (0.25)     (0.02)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                            $ 11.77    $ 10.41
---------------------------------------------------------------------------------------------------------------------------------
   Total return(b)                                                                                          15.51%      4.29%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                                                                        $31,808    $27,068
Ratios to average net assets:
   Expenses(c)                                                                                               1.30%      1.30%(d)
   Net investment income (loss)                                                                              0.08%      0.25%(d)
Portfolio turnover                                                                                             60%        34%
---------------------------------------------------------------------------------------------------------------------------------



(a)  The Fund commenced operations on May 1, 1998.
(b)  The return is calculated without the effects of a sales charge. Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown. (Note 6)
(c)  If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets would have been as follows:
                                                                                                             2.02%     2.25%(d)
(d)  Ratios are annualized.
(e)  Amount rounds to less than $0.01.
(f)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.


The accompanying notes are an integral part of the financial statements.


45

  TOUCHSTONE SERIES TRUST

                                                                   TOUCHSTONE GROWTH & INCOME FUND
                                                           ----------------------------------------------------------
                                                                 FOR THE    FOR THE    FOR THE    FOR THE    FOR THE
                                                               YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
                                                                12/31/99   12/31/98   12/31/97   12/31/96   12/31/95
Net asset value, beginning of period                            $ 15.47    $ 15.06    $14.03     $13.14     $10.02
--------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                       0.17       0.19      0.09       0.12       0.05
Net realized and unrealized gain (loss) on investments             0.21       0.84(f)   2.78       2.12       3.46
--------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                0.38       1.03      2.87       2.24       3.51
--------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                          (0.20)     (0.20)    (0.11)     (0.12)     (0.16)
   Realized capital gains                                         (0.03)     (0.40)    (1.73)     (1.23)     (0.23)
   Return of capital                                              (1.18)     (0.02)       --         --         --
--------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                 (1.41)     (0.62)    (1.84)     (1.35)     (0.39)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 14.44    $ 15.47    $15.06     $14.03     $13.14
--------------------------------------------------------------------------------------------------------------------------
   Total return(b)                                                 2.53%      6.87%    20.70%     16.95%     35.14%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                              $12,574    $15,261    $5,980     $3,659     $1,500
Ratios to average net assets:
   Expenses(c)                                                     1.30%      1.30%     1.30%      1.30%      1.30%
   Net investment income (loss)                                    1.04%      1.50%     0.67%      0.55%      0.56%
Portfolio turnover                                                  66%         64%      170%        92%       102%
--------------------------------------------------------------------------------------------------------------------------

(a)  The Fund commenced operations on May 1, 1998.
(b)  The return is calculated without the effects of a sales charge. Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown. (Note 6)
(c)  If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets would have been as follows:
                                                                    2.13%      2.70%     4.34%      5.31%     16.35%
(d)  Ratios are annualized.
(e)  Amount rounds to less than $0.01.
(f)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.



                                                                        TOUCHSTONE BALANCED FUND
                                                            ------------------------------------------------------
                                                              FOR THE    FOR THE    FOR THE    FOR THE    FOR THE
                                                             YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
                                                              12/31/99   12/31/98   12/31/97   12/31/96   12/31/95
Net asset value, beginning of period                          $12.09     $12.42     $12.48     $11.34     $ 9.97
------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                    0.27       0.25       0.27       0.30       0.31
Net realized and unrealized gain (loss) on investments          0.76       0.23       2.09       1.59       1.99
------------------------------------------------------------------------------------------------------------------
   Total from investment operations                             1.03       0.48       2.36       1.89       2.30
------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                       (0.31)     (0.30)     (0.30)     (0.30)     (0.33)
   Realized capital gains                                      (0.88)     (0.51)     (2.12)     (0.45)     (0.60)
   Return of capital                                              --         --         --         --         --
------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                              (1.19)     (0.81)     (2.42)     (0.75)     (0.93)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $11.93     $12.09     $12.42     $12.48     $11.34
------------------------------------------------------------------------------------------------------------------
   Total return(b)                                              9.61%      3.98%     19.25%     16.86%     23.24%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                            $4,248     $4,636     $3,316     $2,085     $1,502
Ratios to average net assets:
   Expenses(c)                                                  1.35%      1.35%      1.35%      1.35%      1.35%
   Net investment income (loss)                                 2.09%      2.11%      2.07%      2.19%      2.39%
Portfolio turnover                                                70%        59%       120%        88%       121%
------------------------------------------------------------------------------------------------------------------

(a)  The Fund commenced operations on May 1, 1998.
(b)  The return is calculated without the effects of a sales charge. Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown. (Note 6)
(c)  If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets would have been as follows:
                                                                4.40%      4.93%      7.53%      8.52%      9.83%
(d)  Ratios are annualized.
(e)  Amount rounds to less than $0.01.
(f)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

46

  TOUCHSTONE SERIES TRUST


FINANCIAL HIGHLIGHTS

CLASS A - CONTINUED
SELECTED DATA FOR A SHARE OUTSTANDING:

                                                                                             TOUCHSTONE BOND FUND
                                                                     ------------------------------------------------------------
                                                                               FOR THE   FOR THE    FOR THE    FOR THE   FOR THE
                                                                             YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
                                                                               12/31/99  12/31/98   12/31/97   12/31/96  12/31/95
Net asset value, beginning of period                                           $10.39     $10.22    $10.17    $10.61    $ 9.88
----------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                     0.59       0.55      0.61      0.71      0.56
Net realized and unrealized gain (loss) on investments                          (0.76)      0.30      0.11     (0.43)     1.07
----------------------------------------------------------------------------------------------------------------------------------
         Total from investment operations                                       (0.17)      0.85      0.72      0.28      1.63
----------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                        (0.68)     (0.57)    (0.66)    (0.70)    (0.86)
   Realized capital gains                                                       --         (0.11)    (0.01)    (0.02)    (0.04)
   Return of capital                                                            (0.07)     --        --        --        --
----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                               (0.75)     (0.68)    (0.67)    (0.72)    (0.90)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $ 9.47     $10.39    $10.22    $10.17    $10.61
----------------------------------------------------------------------------------------------------------------------------------
         Total return(a)                                                        (1.68)%     8.56%     7.30%     2.85%    16.95%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                                             $4,310     $4,924    $1,685    $  821     $ 523
Ratios to average net assets:
   Expenses(b)                                                                   0.90%      0.90%     0.90%     0.90%     0.90%
   Net investment income (loss)                                                  5.92%      5.68%     6.08%     6.01%     6.21%
Portfolio turnover                                                                 57%       170%       88%       64%       78%
----------------------------------------------------------------------------------------------------------------------------------

(a)  The return is calculated without the effects of a sales charge. Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown. (Note 6)
(b)  If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets would have been as follows:
                                                                                 2.26%      4.13%     7.13%    13.61%    29.29%
(c)  Amount rounds to less than $0.01.

The accompanying notes are an integral part of the financial statements.

47

  TOUCHSTONE SERIES TRUST


                                                                                TOUCHSTONE STANDBY INCOME FUND
                                                                   -----------------------------------------------------------------
                                                                         FOR THE     FOR THE      FOR THE    FOR THE    FOR THE
                                                                       YEAR ENDED   YEAR ENDED  YEAR ENDED  YEAR ENDED YEAR ENDED
                                                                        12/31/99     12/31/98    12/31/97    12/31/96   12/31/95
Net asset value, beginning of period                                     $ 9.98      $  9.97     $ 9.98       $10.01     $10.03
------------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                               0.54         0.52       0.51         0.46      0.55
Net realized and unrealized gain (loss) on investments                    (0.10)        0.01         --         0.01     (0.02)
------------------------------------------------------------------------------------------------------------------------------------
         Total from investment operations                                  0.44         0.53       0.51         0.47      0.53
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                  (0.54)       (0.52)     (0.52)       (0.50)    (0.55)
   Realized capital gains                                                    --        (0.00)(c)     --           --        --
   Return of capital                                                         --           --         --           --        --
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                         (0.54)       (0.52)    (0.52)        (0.50)    (0.55)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $ 9.88      $  9.98    $ 9.97        $  9.98    $10.01
------------------------------------------------------------------------------------------------------------------------------------
         Total return(a)                                                   4.56%        5.49%     5.21%         4.80%     5.71%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                                      $24,162      $11,257    $8,603        $6,456    $5,910
Ratios to average net assets:
   Expenses(b)                                                             0.75%        0.75%     0.75%         0.75%     0.75%
   Net investment income (loss)                                            5.46%        5.17%     5.14%         4.88%     5.32%
Portfolio turnover                                                           65%         683%      285%           20%      142%
------------------------------------------------------------------------------------------------------------------------------------

(a)  The return is calculated without the effects of a sales charge. Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown. (Note 6)
(b)  If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets would have been as follows:
                                                                           2.17%        2.37%     3.51%          2.80%    2.80%
(c)  Amount rounds to less than $0.01.


48

  TOUCHSTONE SERIES TRUST

FINANCIAL HIGHLIGHTS
                                            FOR THE YEAR ENDED DECEMBER 31, 1999


CLASS C (A)
SELECTED DATA FOR A SHARE OUTSTANDING:
                                           TOUCHSTONE              TOUCHSTONE
                                            EMERGING  TOUCHSTONE     INCOME      TOUCHSTONE  TOUCHSTONE  TOUCHSTONE
                                            GROWTH   INTERNATIONAL OPPORTUNITY   VALUE PLUS   GROWTH &    BALANCE      TOUCHSTONE
                                             FUND     EQUITY FUND     FUND          FUND     INCOME FUND   FUND         BOND FUND
                                           --------------------------------------------------------------------------------------
Net asset value, beginning
  of period                                $13.04       $12.51       $ 7.42        $10.26       $14.26       $11.65       $10.08
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income (loss)                (0.19)       (0.11)        0.72         (0.07)        0.04         0.17         0.51
Net realized and unrealized
  gain (loss) on investments                 5.97         4.89        (0.66)         1.53         0.21         0.73        (0.75)
---------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations       5.78         4.78         0.06          1.46         0.25         0.90        (0.24)
---------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS FROM:
   Net investment income                       --           --        (0.84)           --        (0.05)       (0.15)       (0.62)
   Realized capital gains                   (2.53)       (1.37)          --         (0.24)       (0.03)       (0.88)          --
   Return of capital                           --           --           --            --        (1.18)          --        (0.07)
---------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions           (2.53)       (1.37)       (0.84)        (0.24)       (1.26)       (1.03)       (0.69)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $16.29       $15.92       $ 6.64        $11.48       $13.25       $11.52       $ 9.15
---------------------------------------------------------------------------------------------------------------------------------
         Total return(b)                    44.86%       38.44%        0.49%        14.24%        1.80%        8.78%       (2.41)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)         $3,964       $6,475       $3,076        $  548       $2,109       $2,961       $  998
Ratios to average net assets(c)
   Expenses                                  2.25%        2.35%        1.95%         2.05%        2.05%        2.10%        1.65%
Net investment income (loss)                (1.41)%      (0.81)%      10.14%        (0.65)   %    0.30%        1.33%        5.18%
Portfolio turnover                             97%         155%         227%           60%          99%          70%         120%
---------------------------------------------------------------------------------------------------------------------------------


(a)  The Class commenced operations on January 1, 1999.
(b)  The return is calculated without the effects of a sales charge. Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown. (Note 6)
(c)  If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets would have been as follows:
                                             4.03%        4.86%        4.59%         2.76%        2.87%        5.15%        3.01%


The accompanying notes are an integral part of the financial statements.

49

  TOUCHSTONE SERIES TRUST


FINANCIAL HIGHLIGHTS
                                            FOR THE YEAR ENDED DECEMBER 31, 1999



CLASS Y (A)
SELECTED DATA FOR A SHARE OUTSTANDING:



                                                                      TOUCHSTONE GROWTH                  TOUCHSTONE
                                                                         & INCOME FUND                    BOND FUND
                                                                     --------------------           --------------------
Net asset value, beginning of period                                   $        20.87                 $        14.15
------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                     0.23                           0.64
Net realized and unrealized gain (loss) on investments                           0.34                          (0.84)
------------------------------------------------------------------------------------------------------------------------
         Total from investment operations                                        0.57                          (0.20)
------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                        (0.26)                         (0.82)
   Realized capital gains                                                       (0.03)                            --
   Return of capital                                                            (1.19)                         (0.07)
------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                               (1.48)                         (0.89)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $        19.96                 $        13.06
------------------------------------------------------------------------------------------------------------------------
   Total return (b)                                                              2.71%                         (1.44)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                                     $       21,448                 $       13,948
Ratios to average net assets (c)
   Expenses                                                                      1.05%                          0.65%
   Net investment income (loss)                                                  1.28%                          6.18%
Portfolio turnover                                                                 99%                           120%
------------------------------------------------------------------------------------------------------------------------


(a)  The Class commenced operations on January 1, 1999.
(b)  The return is calculated without the effects of a sales charge. Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown. (Note 6)
(c)  If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets would have been as follows:
                                                                                 1.88%                          2.01%

The accompanying notes are an integral part of the financial statements.

50

  TOUCHSTONE SERIES TRUST


NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Touchstone Series Trust (the "Trust"), formerly Select Advisors Trust A, was organized as a Massachusetts business trust on February 7, 1994 and is registered under the Investment Company Act of 1940, as amended ("the Act"), as an open-end management investment company. The Trust consists of eight Funds, each having distinct investment objectives and policies: Touchstone Emerging Growth Fund ("Emerging Growth Fund"), Touchstone International Equity Fund ("International Equity Fund"), Touchstone Income Opportunity Fund ("Income Opportunity Fund"), Touchstone Value Plus Fund ("Value Plus Fund"), Touchstone Growth & Income Fund ("Growth & Income Fund"), Touchstone Balanced Fund ("Balanced Fund"), Touchstone Bond Fund ("Bond Fund") and Touchstone Standby Income Fund ("Standby Income Fund") (each a "Fund" and collectively, the "Funds").

Each Fund, other than the Growth & Income Fund, Bond Fund and Standby Income Fund, is divided into two classes of shares: class A shares ("Class A Shares") and class C shares ("Class C Shares"). Each class of shares charges different sales charges and distribution or service fees. The amount of sales charges and other fees you pay will depend on which class of shares you own. The Growth & Income Fund and the Bond Fund also offer class Y shares ("Class Y Shares"), which are not available for sale to the public. The Standby Income Fund does not offer classes of shares and it does not charge sales charges, distribution fees or service fees.

As of December 31, 1999, Touchstone Advisors, Inc., an indirect subsidiary of the Western-Southern Life Assurance Company ("Western-Southern"), and Western-Southern together owned 20.6%, 4.8%, 6.8%, 1.5%, 48.6%, 7.0% and 40.6%
of the outstanding Class A Shares and 0.1%, 0.1%, 0.1%, 0%, 0.2%, 0%, and 0% of the outstanding Class C Shares of the Emerging Growth Fund, the International Equity Fund, the Income Opportunity Fund, the Value Plus Fund, the Growth & Income Fund, the Balanced Fund, and the Bond Fund, respectively. Touchstone Advisors, Inc. and Western-Southern owned 6.3% of the outstanding shares of the Standby Income Fund as of December 31, 1999.

The accounting policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the related amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies of the Funds.

INVESTMENT VALUATION. Securities for which market quotations are readily available are valued at the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price in the over-the-counter market. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Debt securities are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available are valued at fair value in good faith under consistently applied procedures in accordance with procedures established by the Trustees of the Trust. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market.

51

  TOUCHSTONE SERIES TRUST

FOREIGN CURRENCY VALUE TRANSLATION. The accounting records of the Funds are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of these securities, but are included with net realized and unrealized gain or loss on investments.

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date has passed are recorded as soon as the Trust is informed of the ex-dividend date. Interest income, which includes the amortization of premium and accretion of discount, if any, is recorded on an accrual basis. Dividend and interest income is recorded net of foreign taxes where recovery of such taxes is not assured.

DIVIDENDS AND DISTRIBUTIONS. Substantially all of the net investment income of the Income Opportunity Fund and the Bond Fund is declared as dividends and paid monthly. Substantially all of the net investment income of the Value Plus Fund and the Balanced Fund is declared as dividends and paid quarterly. Substantially all of the net investment income of the Growth & Income Fund is currently declared as dividends and paid quarterly. For the months of January 1999 through March 1999, the Growth & Income Fund declared and paid dividends monthly. Substantially all of the net investment income of the Emerging Growth Fund and the International Equity Fund is declared as dividends and paid annually. It is the policy of the Standby Income Fund to record income dividends daily and distribute them monthly. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually. Dividends and distributions are recorded on the ex-dividend date and are reinvested at net asset value.

Income and realized capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to non-deductible organization costs, passive foreign investment companies, foreign currency transactions, losses deferred due to wash sales, and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Undistributed net investment income and accumulated net realized gain or loss from the Funds may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

ORGANIZATION EXPENSE. Organization expenses attributable to the Funds were deferred and are being amortized by each Fund on a straight-line basis over a five-year period from commencement of operations. The amount paid by the Trust on any redemption by Touchstone Advisors, Inc. or any other then-current holder

52

  TOUCHSTONE SERIES TRUST

NOTES TO FINANCIAL STATEMENTS CONTINUED


of the organizational seed capital shares ("Initial Shares") of the Fund will be reduced by a portion of any unamortized organization expenses of the Fund, determined by the proportion of the number of the Initial Shares of the Fund redeemed to the number of the Initial Shares of the Fund then outstanding after taking into account any prior redemptions of the Initial Shares of the Fund. The amount of such reduction in excess of the unamortized organization expenses of the Fund, if any, shall be contributed by the Fund.

FEDERAL TAXES. Each Fund of the Trust is treated as a separate entity for federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, and net realized capital gains, if any, within the prescribed time periods. Therefore, no provision has been made for federal income taxes. It is intended that each Fund's assets will be managed in such a way that an investor in the Fund will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

WRITTEN OPTIONS. Each Fund may enter into written option agreements. The premium received for a written option is recorded as an asset with an equivalent liability. The liability is marked-to-market based on the option's quoted daily settlement price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased.

FORWARD FOREIGN CURRENCY AND SPOT CONTRACTS. Each Fund may enter into forward foreign currency and spot contracts to protect securities and related receivables and payables against fluctuations in foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate.

Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily based on procedures established by and under the general supervision of the Trustees of the Trust and the change in the market value is recorded by the Funds as unrealized appreciation and depreciation of forward foreign currency contracts. As of December 31, 1999, the following Funds had the following open forward foreign currency and spot contracts:



                                                                                                     Unrealized
                                                 Contracts to                                       Appreciation/
Portfolio Name             Maturity Date        Deliver/Receive     In Exchange For     Value      (Depreciation)
Balanced Fund:
Sales                       02/01/2000            GBP  41,520           $ 68,124      $  67,069       $ 1,055
                            03/13/2000            ZAR 565,000             91,141         91,870          (729)
-----------------------------------------------------------------------------------------------------------------
                                                                                                       $  326
-----------------------------------------------------------------------------------------------------------------
GBP Great Britain Pound
ZAR South African Rand



53

  TOUCHSTONE SERIES TRUST


                                                                                                     Unrealized
                                                 Contracts to                                       Appreciation/
Portfolio Name             Maturity Date        Deliver/Receive      In Exchange For     Value      (Depreciation)
International Equity Fund:
Sales                       01/04/2000            EUR 141,036           $143,222       $142,229       $  (993)
                            01/04/2000            GBP  88,271            142,514        142,570           (56)
                            01/04/2000            ZAR     893                145            145            --
-----------------------------------------------------------------------------------------------------------------
                                                                                                      $(1,049)
-----------------------------------------------------------------------------------------------------------------
EUR European Monetary Unit (Euro)
GBP Great Britain Pound
ZAR  South African Rand


REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. Each Fund may enter into repurchase agreements with banks or lenders meeting the creditworthiness standards established by the Trustees of the Fund Trust. The Fund, through its custodian, receives as collateral, delivery of the underlying securities, whose market value is required to be at least 100% of the resale price at the time of purchase. The resale price reflects the purchase price plus an agreed upon rate of interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

SECURITY TRANSACTIONS. Securities transactions are recorded on a trade date basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

EXPENSES. Expenses incurred by the Trust with respect to any two or more Funds in the Trust are prorated to each Fund in the Trust, except where allocations of direct expenses to each Fund can otherwise be made fairly. Expenses directly attributable to a Fund are charged to that Fund. Expenses directly attributable to a class are charged to that class. Other expenses of each Fund are further allocated to each class of shares based on their relative net asset values.


2. RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

Some of the Funds may invest in securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.

54

  TOUCHSTONE SERIES TRUST

NOTES TO FINANCIAL STATEMENTS CONTINUED


3. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISOR. The Trust has an investment advisory agreement with Touchstone Advisors, Inc. (the "Advisor"), an indirect subsidiary of Western-Southern Life Assurance Company ("Western-Southern"). Under the terms of the investment advisory agreement, each Fund pays an investment advisory fee that is computed daily and paid monthly. For the year ended December 31, 1999, each Fund incurred the following investment advisory fees equal on an annual basis to the following percentages of the average daily net assets of the Fund.



           Emerging  International  Income      Value     Growth &                            Standby
            Growth      Equity    Opportunity   Plus       Income     Balanced     Bond       Income
             Fund        Fund        Fund       Fund        Fund        Fund       Fund        Fund
Rate         0.80%       0.95%       0.65%      0.75%       0.80%       0.80%      0.55%       0.25%
-------------------------------------------------------------------------------------------------------


Subject to review and approval by the Board of Trustees, the Advisor has entered into certain sub-advisory agreements for the investment advisory services in connection with the management of each of the Funds. The Advisor pays each sub-advisor a fee for services provided using an annual rate, as specified below, that is computed daily and paid monthly based on average daily net assets. As of December 31, 1999, the following sub-advisory agreements were in place:

EMERGING GROWTH FUND
David L. Babson & Company, Inc.                0.50%
Westfield Capital Management Company, Inc.     0.45% on the first $10 million
                                               0.40% on the next $40 million
                                               0.35% thereafter
INTERNATIONAL EQUITY FUND
Credit Suisse Asset Management                 0.85% on the first $30 million
                                               0.80% on the next $20 million
                                               0.70% on the next $20 million
                                               0.60% thereafter
INCOME OPPORTUNITY FUND
Alliance Capital Management L.P.               0.40% on the first $50 million
                                               0.35% on the next $20 million
                                               0.30% on the next $20 million
                                               0.25% thereafter
VALUE PLUS FUND
Fort Washington Investment Advisors, Inc.      0.45%

GROWTH & INCOME FUND
Scudder Kemper Investments, Inc.               0.50% on the first $150 million
                                               0.45% thereafter
BALANCED FUND
OpCap Advisors, Inc.                           0.60% on the first $20 million*
                                               0.50% on the next $30 million*
                                               0.40% thereafter*
BOND FUND
Fort Washington Investment Advisors, Inc.      0.30%

STANDBY INCOME FUND
Fort Washington Investment Advisors, Inc.      0.15%

* Includes assets of the Balanced Fund of the Trust and the Balanced Fund of the Touchstone Variable Series Trust (for which OpCap Advisors, Inc. also acts in a sub-advisory capacity).

Fort Washington Investment Advisors, Inc., is an affiliate of the Advisor.

55

  TOUCHSTONE SERIES TRUST


DISTRIBUTION AND SERVICE PLAN. Under the Trust's Distribution and Service Plan in accordance with Rule 12b-1 under the Act, the Trust retains Touchstone Securities, Inc. ("Distributor"), an indirect subsidiary of Western-Southern, as a service agent of the Trust and as the principal underwriter of the shares of each Fund. Under the Distribution Plan, Class C Shares of each Fund pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of the Fund to finance activity that is principally intended to result in the sale of Class C Shares of the Fund. Under the Service Plan, Class A Shares and Class C Shares of each Fund pay a fee to the Distributor in an amount computed at an annual rate of 0.25% of the average daily net assets of the Fund for the provision of certain services to the holders of Class A Shares and Class C Shares.

SPONSOR. The Trust, on behalf of each Fund, has entered into a Sponsor Agreement with the Advisor. The Advisor provides oversight of the various service providers to the Trust, including the Trust's administrator, custodian and transfer agent. The Advisor receives a fee from each Fund equal on an annual basis to 0.20% of the average daily net assets of that Fund. The Advisor waived all fees under the Sponsor Agreement through December 31, 1999. In the last amendment to the Sponsor Agreement, the Advisor also agreed to continue to waive all fees until April 30, 2000. The Sponsor Agreement may be terminated by the Sponsor or by the Trust on not less than 30 days prior written notice.

TRUSTEES. Each Trustee who is not an "interested person" (as defined in the Act) of the Trust receives an aggregate of $5,000 annually plus $1,000 per meeting attended, as well as reimbursement for reasonable out-of-pocket expenses from the Trust and from Touchstone Variable Series Trust which is included in a separate annual report. For the year ended December 31, 1999 the Trust incurred $11,903 in Trustee fees which was prorated to each Fund.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES
Investment transactions (excluding purchases and sales of U.S. government agency obligations and excluding short-term investments) for the year ended December 31, 1999 were as follows:


                                 Cost of Purchases        Proceeds from Sales

    Emerging Growth Fund             $10,881,802              $12,034,258
    International Equity Fund         18,436,152               18,763,995
    Income Opportunity Fund           19,695,435               21,307,289
    Value Plus Fund                   17,640,821               17,077,526
    Growth & Income Fund              24,461,076               28,062,562
    Balanced Fund                      4,405,934                5,713,658
    Bond Fund                          4,177,018                3,033,546
    Standby Income Fund                9,405,343                4,215,180


The following Funds had transactions in U.S. government and U.S. government agency obligations:

                                  Cost of Purchases        Proceeds from Sales
     Growth & Income Fund              $ 520,576             $    384,660
     Balanced Fund                       536,732                  445,979
     Bond Fund                         6,855,778                7,675,939
     Standby Income Fund               1,117,792                1,165,442

56

  TOUCHSTONE SERIES TRUST

NOTES TO FINANCIAL STATEMENTS CONTINUED


5. RESTRICTED SECURITIES

Restricted securities may be difficult to dispose of and involve time-consuming negotiation and expense. Prompt sale of these securities may involve the seller taking a discount to the security's stated market value. As of December 31, 1999, the Bond Fund held restricted securities valued by the trustees of the Trust at $699,034, representing 3.63% of net assets. Acquisition date and cost of each are as follows:

                                       Acquisition Date                  Cost

Mercantile Safe Deposit                    3/28/85                     $ 49,459
Central America, Series F                   8/1/86                      139,864
Central America, Series G                   8/1/86                      139,864
Central America, Series H                   8/1/86                      139,864
Republic of Honduras, Series C              5/1/88                      122,571
Republic of Honduras, Series D              5/1/88                      139,689

The Bond Fund received these securities from The Western & Southern Life Insurance Company Separate Account A on October 4, 1994, in exchange for a proportionate interest in the Bond Portfolio. As part of a subsequent reorganization, these securities were redeemed in kind and acquired by the Bond Fund. (Note 7)


6. EXPENSE REIMBURSEMENTS

The Sponsor has agreed to reimburse each Fund so that, following such reimbursement, the aggregate total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) of each Fund are not greater, on an annual basis, than the percentage of average daily net assets of the Fund listed below for the year ended December 31, 2000.

                            Emerging International Income      Value    Growth &                          Standby
                             Growth     Equity   Opportunity   Plus      Income    Balanced     Bond      Income
                              Fund       Fund       Fund       Fund       Fund       Fund       Fund       Fund
Voluntary Expense Limit -
            Class A           1.50%      1.60%      1.20%      1.30%      1.30%      1.35%      0.90%      0.75%
Voluntary Expense Limit -
            Class C           2.25%      2.35%      1.95%      2.05%      2.05%      2.10%      1.65%       --
Voluntary Expense Limit -
            Class Y            --         --         --         --        1.05%       --        0.65%       --
Aggregate Amount of
Reimbursement to Fund       $215,188   $309,722   $242,471   $216,639   $317,320   $226,438   $268,587   $162,742
-----------------------------------------------------------------------------------------------------------------


7. CAPITAL CONTRIBUTION

Effective immediately after the close of business on December 31, 1998, each series of Select Advisors Trust C and each series of Select Advisors Trust A withdrew its assets (net of liabilities) from the corresponding series of Select Advisors Portfolios. Each Select Advisors Trust A Fund then acquired all of the assets (net of the liabilities) of the corresponding Select Advisors Trust C Fund in a tax-free exchange for Class C shares of such Select Advisors Trust A Fund. In addition, where applicable, The Western & Southern Life Insurance Company Separate Account A, in a taxable exchange, withdrew its assets from each Portfolio of Select Advisors Portfolios in which it invested and reinvested such assets in Class Y shares of the corresponding Select Advisors Trust A Fund. Select Advisors Trust A was renamed Touchstone Series Trust at the time of these transactions. Thus, an initial capital contribution to each Fund of Touchstone Series Trust equal to the amount of the respective Select Advisors Trust C Fundand The Western & Southern Life Insurance Company Separate Account A's net assets was made at that time.

57

  TOUCHSTONE SERIES TRUST

The following is a summary by Fund of unrealized appreciation (depreciation) acquired from each series of Select Advisors Trust C as of the acquisition date, as well as the number of shares issued from each class from the transaction:

Touchstone                     Unrealized         Class C          Class Y
Series Trust Fund             Appreciation/       Shares           Shares
(Survivor Fund)              (Depreciation)       Issued           Issued
--------------                ------------     ------------     -------------
Emerging Growth                  $345,785         $251,885
International Equity              849,328          417,774                --
Income Opportunity               (805,796)         511,577                --
Value Plus                         19,614           31,018                --
Growth & Income                    91,423          193,065         1,000,000
Balanced                           47,846          286,552                --
Bond                               20,632          113,070         1,000,000

As of January 1, 1999, the Income Opportunity Fund had a capital loss carryover of $495,541. There is an annual limitation of $178,514 on this capital loss carry-forward.


8. CAPITAL SHARE TRANSACTIONS

Transactions in capital stock were as follows for the following periods and classes of each Fund:


TOUCHSTONE EMERGING GROWTH FUND

                                                     Year Ended                   Year Ended
                                                  December 31, 1999          December 31, 1998
                                              Shares           Amount      Shares            Amount
Shares Outstanding (Class A):
   Shares sold                               97,013      $  1,411,794    343,695        $5,012,537
   Reinvestment of dividends and
   distributions                             71,583        1,184,076     32,355           418,391
-------------------------------------------------------------------------------------------------------
                                            168,596         2,595,870    376,050         5,430,928
   Shares redeemed                         (157,019)       (2,291,937)  (111,410)       (1,581,667)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                   11,577       $   303,933    264,640        $3,849,261
-------------------------------------------------------------------------------------------------------
Shares Outstanding (Class C):
   Shares sold                               23,001        $  326,924         --        $       --
   Reinvestment of dividends and
   distributions                             33,503          532,034          --                --
-------------------------------------------------------------------------------------------------------
                                             56,504           858,958         --                --
   Shares redeemed                          (64,997)         (924,372)        --                --
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                   (8,493)        $ (65,414)        --        $       --
-------------------------------------------------------------------------------------------------------


TOUCHSTONE INTERNATIONAL EQUITY FUND
                                                     Year Ended                   Year Ended
                                                  December 31, 1999          December 31, 1998
                                              Shares           Amount      Shares            Amount
Shares Outstanding (Class A):
   Shares sold                               70,684        $  940,653    123,496        $1,630,252
   Reinvestment of dividends and
   distributions                             44,305           716,077     30,828           398,640
-------------------------------------------------------------------------------------------------------
                                            114,989         1,656,730    154,324         2,028,892
   Shares redeemed                         (100,888)       (1,381,046)   (38,129)         (501,457)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                   14,101        $  275,684    116,195        $1,527,435
-------------------------------------------------------------------------------------------------------
Shares Outstanding (Class C):
   Shares sold                               23,528        $  302,293         --        $       --
   Reinvestment of dividends and
   distributions                             32,842           511,341         --                --
-------------------------------------------------------------------------------------------------------
                                             56,370           813,634         --                --
   Shares redeemed                          (67,408)         (870,128)        --                --
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                  (11,038)       $  (56,494)        --        $       --
-------------------------------------------------------------------------------------------------------

58

  TOUCHSTONE SERIES TRUST

NOTES TO FINANCIAL STATEMENTS CONTINUED

TOUCHSTONE INCOME OPPORTUNITY FUND
                                                     Year Ended                   Year Ended
                                                  December 31, 1999            December 31, 1998
                                              Shares           Amount      Shares            Amount
Shares Outstanding (Class A):
   Shares sold                              134,505       $   986,761    374,781      $  3,476,133
   Reinvestment of dividends and
     distributions                           86,330           618,750     71,619           623,322
-------------------------------------------------------------------------------------------------------
                                            220,835         1,605,511    446,400         4,099,455
   Shares redeemed                         (314,603)       (2,302,822)  (283,285)       (2,599,216)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                  (93,768)      $  (697,311)   163,115      $  1,500,239
-------------------------------------------------------------------------------------------------------
Shares Outstanding (Class C):
   Shares sold                               48,569       $   347,865         --      $         --
   Reinvestment of dividends and
     distributions                           46,506           323,665         --                --
-------------------------------------------------------------------------------------------------------
                                             95,075           671,530         --                --
   Shares redeemed                         (143,269)       (1,029,761)        --                --
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                  (48,194)      $  (358,231)        --      $         --
-------------------------------------------------------------------------------------------------------


TOUCHSTONE VALUE PLUS FUND
                                                     Year Ended                  Period Ended
                                                  December 31, 1999           December 31, 1998
                                              Shares           Amount      Shares            Amount
Shares Outstanding (Class A):
   Shares sold                               88,299       $   988,307  2,605,472       $25,939,165
   Reinvestment of dividends and
     distributions                           56,984           663,608      4,677            43,452
-------------------------------------------------------------------------------------------------------
                                            145,283         1,651,915  2,610,149        25,982,617
   Shares redeemed                          (43,587)         (508,020)    (9,307)           (2,366)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                  101,696       $ 1,143,895  2,600,842       $25,980,251
-------------------------------------------------------------------------------------------------------
Shares Outstanding (Class C):
   Shares sold                               43,709       $   459,000         --       $        --
   Reinvestment of dividends and
     distributions                              928            10,553         --                --
-------------------------------------------------------------------------------------------------------
                                             44,637           469,553         --                --
   Shares redeemed                          (27,892)         (298,655)        --                --
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                   16,745       $   170,898         --       $        --
-------------------------------------------------------------------------------------------------------


TOUCHSTONE GROWTH & INCOME FUND
                                                     Year Ended                   Year Ended
                                                  December 31, 1999           December 31, 1998
                                              Shares           Amount      Shares            Amount
Shares Outstanding (Class A):
   Shares sold                               86,582       $ 1,384,357    840,694       $13,903,526
   Reinvestment of dividends and
     distributions                           80,184         1,155,576     36,887           569,460
-------------------------------------------------------------------------------------------------------
                                            166,766         2,539,933    877,581        14,472,986
   Shares redeemed                         (282,426)       (4,495,609)  (287,905)       (4,676,332)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                 (115,660)      $(1,955,676)   589,676       $ 9,796,654
-------------------------------------------------------------------------------------------------------
Shares Outstanding (Class C):
   Shares sold                               36,922         $ 543,763         --       $        --
   Reinvestment of dividends and
   distributions                             13,727           179,904         --                --
-------------------------------------------------------------------------------------------------------
                                             50,649           723,667         --                --
   Shares redeemed                          (84,583)       (1,259,682)        --                --
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                  (33,934)      $  (536,015)        --       $        --
-------------------------------------------------------------------------------------------------------
Shares Outstanding (Class Y):
   Shares sold                                   --         $      --         --       $        --
   Reinvestment of dividends and
   distributions                             74,730         1,488,771         --                --
-------------------------------------------------------------------------------------------------------
                                             74,730         1,488,771         --                --
   Shares redeemed                               --                --         --                --
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                   74,730       $ 1,488,771         --       $        --
-------------------------------------------------------------------------------------------------------

59

  TOUCHSTONE SERIES TRUST

TOUCHSTONE BALANCED FUND
                                                     Year Ended                   Year Ended
                                                  December 31, 1999           December 31, 1998
                                              Shares           Amount      Shares            Amount
Shares Outstanding (Class A):
   Shares sold                               41,173       $   513,685    161,051        $2,065,886
   Reinvestment of dividends and
   distributions                             35,999           427,794     23,854           286,919
-------------------------------------------------------------------------------------------------------
                                             77,172           941,479    184,905         2,352,805
   Shares redeemed                         (104,320)       (1,306,240)   (68,591)         (872,443)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                  (27,148)     $   (364,761)   116,314        $1,480,362
-------------------------------------------------------------------------------------------------------
Shares Outstanding (Class C):
   Shares sold                               20,873      $    251,855         --        $
   distributions                             23,421           267,813         --                --
-------------------------------------------------------------------------------------------------------
                                             44,294           519,668         --                --
   Shares redeemed                          (73,804)         (878,597)        --                --
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                  (29,510)     $   (358,929)        --        $       --
-------------------------------------------------------------------------------------------------------


TOUCHSTONE BOND FUND
                                                     Year Ended                   Year Ended
                                                  December 31, 1999           December 31, 1998
                                              Shares           Amount      Shares            Amount
Shares Outstanding (Class A):
   Shares sold                              137,197      $  1,368,199    436,841        $4,527,950
   Reinvestment of dividends and
   distributions                             34,756           341,765     26,120           271,637
-------------------------------------------------------------------------------------------------------
                                            171,953         1,709,964    462,961         4,799,587
   Shares redeemed                         (190,712)       (1,898,035)  (153,703)       (1,606,439)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                  (18,759)     $   (188,071)   309,258        $3,193,148
-------------------------------------------------------------------------------------------------------
Shares Outstanding (Class C):
   Shares sold                               35,660      $    345,721         --        $       --
   Reinvestment of dividends and
     distributions                            7,353            70,040         --                --
-------------------------------------------------------------------------------------------------------
                                             43,013           415,761         --                --
   Shares redeemed                          (47,002)         (458,867)        --                --
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                   (3,989)      $   (43,106)        --        $       --
-------------------------------------------------------------------------------------------------------
Shares Outstanding (Class Y):
   Shares sold                                   --       $        --         --        $       --
   Reinvestment of dividends and
   distributions                             67,830           915,466         --                --
-------------------------------------------------------------------------------------------------------
                                             67,830                           --                --
   Shares redeemed                               --                --         --                --
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                   67,830           915,466         --        $       --
-------------------------------------------------------------------------------------------------------


TOUCHSTONE STANDBY INCOME FUND
                                                     Year Ended                   Year Ended
                                                  December 31, 1999           December 31, 1998
                                              Shares           Amount      Shares            Amount
Shares Outstanding:
   Shares sold                            1,593,735       $15,760,608    846,688        $8,443,462
   Reinvestment of dividends and
   distributions                             62,866           623,984     54,478           543,405
-------------------------------------------------------------------------------------------------------
                                          1,656,601        16,384,592    901,166         8,986,867
   Shares redeemed                         (339,513)       (3,371,225)  (635,946)       (6,343,864)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                1,317,088       $13,013,367    265,220        $2,643,003
-------------------------------------------------------------------------------------------------------

60

  TOUCHSTONE SERIES TRUST

NOTES TO FINANCIAL STATEMENTS CONTINUED


9. SUBSEQUENT EVENT

On February 15, 2000, the Board of Trustees of Touchstone Series Trust (the "Trust") approved an Agreement and Plan of Reorganization (the "CST Agreement") between the Trust and Countrywide Strategic Trust (the "Strategic Trust"). Pursuant to the CST Agreement, Touchstone Emerging Growth Fund and Touchstone International Equity Fund will be merged into separate new series of Strategic Trust. In addition, Touchstone Value Plus Fund and Touchstone Growth & Income Fund will be merged into one new series of Strategic Trust. On the same date, the Trust's Board of Trustees approved an Agreement and Plan of Reorganization (the "CIT Agreement") between the Trust and Countrywide Investment Trust ("Investment Trust"). Pursuant to the CIT Agreement, Touchstone Bond Fund will be merged into Intermediate Bond Fund of Investment Trust. Each merger is subject to approval by the shareholders of the relevant Touchstone Fund.

As of the effective time of the reorganization, each of the Touchstone Funds that has received shareholder approval (each an "Acquired Fund") will transfer all of its assets, subject to liabilities, to the corresponding Countrywide Fund (each an "Acquiring Fund") in exchange solely for shares of the Acquiring Fund. As soon as practicable after the Closing Date, each Acquired Fund will distribute pro rata to its shareholders of record the shares of the Acquiring Fund received in the exchange. After the reorganization, a shareholder of an Acquired Fund will own shares of the corresponding class of the Acquiring Fund equal in value to the shares of the Acquired Fund owned by the shareholder before the reorganization.

The mergers are part of the consolidation of the Touchstone and Countrywide mutual fund complexes resulting from the acquisition by Fort Washington Investment Advisors, Inc., an affiliate of the Advisor, of all of the outstanding stock of the parent of Countrywide Investments, Inc. which serves as the investment advisor to each fund in the Countrywide Strategic Trust, Countrywide Investment Trust and Countrywide Tax-Free Trust. In connection with this consolidation, it is anticipated that the following Touchstone Funds will be terminated: Touchstone Income Opportunity Fund, Touchstone Balanced Fund and Touchstone Standby Income Fund. When the consolidation is completed and all assets of the Trust have been transferred in a merger or distributed to shareholders, the Trust will be terminated.


FEDERAL TAX INFORMATION (UNAUDITED)

At December 31, 1999, the following Funds had available, for Federal income tax purposes, unused capital losses which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until the expiration date noted:

                                        Amount                   Expiration Date
                                       --------                   --------------
Income Opportunity Fund               $1,324,985*                  12/31/2006
                                       2,842,233                   12/31/2007
Bond Fund                                286,914                   12/31/2007
Standby Income Fund                       45,214                   12/31/2007

* $495,541 of which the Fund is limited to using no more than $178,514 per year.

61

  TOUCHSTONE SERIES TRUST

From November 1, 1999 to December 31, 1999, the following Funds incurred the following net realized losses. The Funds intend to elect to defer these losses and treat them arising on January 1, 2000:

                                                                      Amount
                                                                     --------
International Equity Fund                                            $ 13,062
Income Opportunity Fund                                               272,855
Balanced Fund                                                           2,301
Bond Fund                                                              66,026
Standby Income Fund                                                     2,595

For corporate shareholders, a portion of the ordinary dividends paid during the Funds' year ended December 31, 1999 qualified for the dividends received deduction, as follows:

                                                                     Amount
                                                                    --------
Value Plus Fund                                                         100%
Growth & Income Fund                                                    100%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following as capital gain dividends for the year ended December 31, 1999, of which 100% represents 20% rate gains:

                                                      Capital Gains Dividend
                                                      ----------------------
Emerging Growth Fund                                           $287,366
International Equity Fund                                       747,674
Value Plus Fund                                                 515,377
Growth & Income Fund                                             59,785
Balanced Fund                                                   518,705
Bond Fund                                                           111

The Touchstone International Equity Fund paid foreign taxes of $17,180, or $0.02 per share, and the Fund recognized $189,795, or $0.20 per share, of foreign source income during the year ended December 31, 1999.

62

  TOUCHSTONE SERIES TRUST

REPORT OF INDEPENDENT AUDITORS


THE BOARD OF TRUSTEES AND SHAREHOLDERS TOUCHSTONE SERIES TRUST

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the Touchstone Series Trust (comprised of Emerging Growth Fund, International Equity Fund, Income Opportunity Fund, Value Plus Fund, Growth & Income Fund, Balanced Fund, Bond Fund, and Standby Income
Fund) (the Funds) as of December 31, 1999, and the related statements of operations, the statements of changes in net assets, and the financial highlights presented herein for the year ended December 31, 1999. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets presented herein for the years or periods ended December 31, 1998 and the financial highlights presented herein for each of the respective years or periods ended December 31, 1998 were audited by other auditors whose report dated February 18, 1999 expressed an unqualified opinion.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the Touchstone Series Trust as of December 31, 1999, the results of their operations, the changes in their net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

                                                               Ernst & Young LLP
Cincinnati, Ohio
February 16, 2000

63

  TOUCHSTONE SERIES TRUST

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA

A special meeting of the shareholders of Touchstone Growth & Income Fund (the "Fund") of Touchstone Series Trust was held on January 28, 1999. At the meeting, the shareholders of the Fund voted on a proposal to approve a new sub-advisory agreement between Touchstone Advisors, Inc., the investment advisor to the Fund (the "Advisor"), and Scudder Kemper Investments, Inc. ("Scudder Kemper"), pursuant to which Scudder Kemper would act as sub-advisor with respect to the assets of the Fund. The result of the votes taken among shareholders on the proposal is listed below:

695,166.656 shares were represented in person or by proxy, or 62.06% of the outstanding shares of the Fund.

                                 # of Shares Voted            % of Shares Voted

Affirmative                        691,843.016                     99.52%
Against                                614.369                      0.09%
Abstain                              2,709.271                      0.39%
                  TOTAL            695,166.656                    100.00%

The new agreement replaced the portfolio advisory agreement dated September 7, 1998 and is identical in all substantive respects to that portfolio advisory agreement, except for different effective and termination dates.

NOTES

Distributor
-----------
Touchstone Securities, Inc.
311 Pike Street
Cincinnati, Ohio 45202
800.638.8194 Broker-Dealers
800.285.2858 Financial Institutions


Investment Advisor of each Portfolio
------------------------------------
Touchstone Advisors, Inc.
311 Pike Street
Cincinnati, Ohio 45202


Transfer Agent
--------------
State Street Bank and Trust Company
P.O. Box 8518
Boston, Massachusetts 02266-8518


Administrator, Custodian & Fund Accounting Agent
------------------------------------------------
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116-9130


Independent Accountants
-----------------------
Ernst & Young LLP
1300 Chiquita Center
250 East Fifth Street
Cincinnati, Ohio 45202


Legal Counsel
-------------
Frost & Jacobs LLP
2500 PNC Center
201 East Fifth Street
Cincinnati, Ohio 45202


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